UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1 )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Zevra Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ZEVRA THERAPEUTICS, INC.

1180 Celebration Boulevard, Suite 103
Celebration, FL 34747

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on [ ● ], 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of ZEVRA THERAPEUTICS, INC., a Delaware corporation formerly KemPharm, Inc. (“Zevra,” the “Company,” “we,” “our” or “us”). The meeting will be held on [ ● ], 2023, at [ ● ] Eastern Time and will be held virtually on the internet at www.cesonlineservices.com/zvra23_vm for the following purposes:

1.	Election of three Class II directors to hold office until the 2026 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified;

2.	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023;

3.

The Mangless Proposal, if properly presented at the Annual Meeting, to adopt a resolution that would repeal any provision of the Company’s Amended and Restated Bylaws in effect at the time of the Annual Meeting that was not included in the Company’s Amended and Restated Bylaws in effect as of January 1, 2023; and

4.	To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Your vote will be especially important at this year’s Annual Meeting. As you may be aware, Daniel J. Mangless has nominated three nominees (the “Mangless Nominees”) for election as directors at the Annual Meeting on the blue proxy card in opposition to the three Class II director nominees recommended by our Board of Directors (the “Board”), Richard W. Pascoe, David S. Tierney, M.D. and Christopher A. Posner. The Board does not endorse the Mangless Nominees and unanimously recommends that you vote “FOR” the election of Richard W. Pascoe, David S. Tierney, M.D. and Christopher A. Posner on the WHITE proxy card.

Additionally, Mr. Mangless has submitted a proposal at the Annual Meeting to adopt a resolution that would repeal any provision of the Company’s Amended and Restated Bylaws in effect at the time of the Annual Meeting that was not included in the Company’s Amended and Restated Bylaws in effect as of January 1, 2023 (the “Mangless Proposal”).

Your Board does not endorse the Mangless Nominees or the Mangless Proposal and unanimously recommends that you vote “FOR” the election of the three nominees proposed by your Board (Richard W. Pascoe, David S. Tierney, M.D. and Christopher A. Posner), “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, and “AGAINST” the Mangless Proposal, using the WHITE proxy card.

You may receive a proxy statement, blue proxy card and other solicitation materials from Mr. Mangless. Since Mr. Mangless has the option to choose which of our stockholders will receive his proxy solicitation materials, you may or may not receive them. The Company is not responsible for the accuracy of any information provided by, or relating to, Mr. Mangless or his nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Mr. Mangless or any other statements that Mr. Mangless may otherwise make.

The Board strongly urges you to discard and not to sign or return any blue proxy card sent to you by Mr. Mangless. If you have previously submitted a blue proxy card sent to you by Mr. Mangless, you have every right to change it and we strongly urge you to revoke that proxy by voting for our Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card and returning it in the postage-paid return envelope or by voting via Internet by following the instructions on your WHITE proxy card or WHITE voting instruction form. Only your latest dated proxy will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement. Even if you would like to elect one or more of the Mangless Nominees or vote for the Mangless Proposal, we strongly recommend you use the Company’s WHITE proxy card to do so.

PLEASE NOTE THAT THIS YEAR, YOUR PROXY CARD LOOKS DIFFERENT. IT HAS MORE NAMES ON IT THAN THERE ARE SEATS UP FOR ELECTION, UNDER NEW REQUIREMENTS CALLED A “UNIVERSAL PROXY CARD.” THIS MEANS THE COMPANY’S WHITE PROXY CARD IS REQUIRED TO LIST THE MANGLESS NOMINEES IN ADDITION TO YOUR BOARD’S NOMINEES. PLEASE MARK YOUR CARD CAREFULLY AND ONLY VOTE “FOR” THE NOMINEES AND PROPOSALS RECOMMENDED BY YOUR BOARD AND “AGAINST” THE MANGLESS PROPOSAL.

We strongly encourage you to read the accompanying proxy statement carefully and to use the enclosed WHITE proxy card to vote for the Board’s nominees, and in accordance with the Board’s recommendations on the other proposals, as soon as possible. It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. If you have any questions or require any assistance with voting your shares, please contact Morrow Sodali LLC, our proxy solicitor assisting us in connection with the Annual Meeting:

Morrow Sodali LLC

509 Madison Avenue, 12th Floor

New York, NY 10022

Call toll-free (800) 662-5200

or (203) 658-9400

Email: ZVRA@info.morrowsodali.com

The record date for the Annual Meeting is [ ● ]. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any continuation, adjournment or postponement thereof. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the Annual Meeting during ordinary business hours at the Company’s principal executive offices. The list of these stockholders will also be available during the Annual Meeting to those stockholders that have pre-registered and attend the Annual Meeting.

By Order of the Board of Directors

/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

Celebration, FL

[ ● ], 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON [ ● ], 2023

The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 are available at

www.viewourmaterial.com/ZVRA

This Notice of the Annual Meeting is not a form for voting and presents only an overview of the important information contained in the accompanying Proxy Statement and Annual Report on Form 10-K, which are available on the internet at the address above. Please review the proxy materials before voting.

You are cordially invited to attend the Annual Meeting virtually on the internet. Whether or not you expect to attend the Annual Meeting, please vote your shares by signing, dating, and mailing the enclosed WHITE proxy card, or over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still be able to change your vote virtually during the Annual Meeting if you attend. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain a legal proxy, in PDF or Image (gif, jpg, or png) file format, issued in your name from that record holder.

If you plan to attend the Annual Meeting virtually, please follow the registration instructions as outlined in the Proxy Statement accompanying this Notice.

Forward-Looking Statements

Certain statements herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The words or phrases “guidance,” “believe,” “expect,” “anticipate,” “estimates,” “forecast” and similar words or expressions are intended to identify such forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about our financial position and results of operations, our business plans, strategies and initiatives, our corporate governance initiatives, and our expectations regarding the adoption of any amendments to our Amended and Restated Bylaws, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other important factors, some of which are beyond our control and are difficult to predict. These forward-looking statements are based on information currently available to us and our current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2022, when filed, and our other filings with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on the our future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed herein may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date hereof. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

i

ZEVRA THERAPEUTICS, INC.

1180 Celebration Boulevard, Suite 103
Celebration, FL 34747

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [ ● ], AT [ ● ] EASTERN TIME

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive these proxy materials?

The Board of Directors (the “Board”) of Zevra Therapeutics, Inc., formerly KemPharm, Inc. (sometimes referred to as “us,” “we,” the “Company” or “Zevra”) is soliciting your proxy to vote at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”), including at any continuation, adjournments or postponements of the Annual Meeting.

These proxy materials also include a WHITE proxy card for the Annual Meeting. WHITE proxy cards are being solicited on behalf of the Board. The Company’s proxy materials include detailed information about the matters that will be discussed and voted on at the Annual Meeting and provide updated information about the Company that you should consider in order to make an informed decision when voting your shares.

We intend to mail these proxy materials on or about [ ● ], 2023 to all stockholders of record entitled to vote at the Annual Meeting.

What am I voting on?

There are three matters scheduled for a vote:

●

Election of three Class II directors to the Company’s Board to hold office until the 2026 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified (Proposal 1);

●

Ratification of the appointment by the audit committee of the Board (the “Audit Committee”) of Ernst & Young LLP (“EY”) as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023 (Proposal 2); and

●

The Mangless Proposal, if properly presented at the Annual Meeting, to adopt a resolution that would repeal any provision of the Company’s Amended and Restated Bylaws in effect at the time of the Annual Meeting that was not included in the Company’s Amended and Restated Bylaws in effect as of January 1, 2023 (Proposal 3).

What are the Board’s voting recommendations?

The Board unanimously recommends that you vote your shares as follows using the WHITE proxy card and return it in the postage-paid return envelope:

●

“FOR” the election of Richard W. Pascoe, David S. Tierney, M.D. and Christopher A. Posner to the Company’s Board as Class II directors to hold office until the 2026 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified (Proposal 1);

●	“FOR” the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023 (Proposal 2); and

●

“AGAINST” the Mangless Proposal to adopt a resolution that would repeal any provision of the Company’s Amended and Restated Bylaws in effect at the time of the Annual Meeting that was not included in the Company’s Amended and Restated Bylaws in effect as of January 1, 2023 (Proposal 3).

Will other candidates be nominated for election as directors at the Annual Meeting in opposition to the Board’s nominees?

Yes. Daniel J. Mangless has notified the Company that he intends to nominate three nominees (the “Mangless Nominees”) for election as directors at the Annual Meeting in opposition to the three Class II director nominees recommended by our Board. The Board does not endorse any of the Mangless Nominees. If you have previously submitted a blue proxy card sent to you by Mr. Mangless, you have every right to change it and we strongly urge you to revoke that proxy by voting for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card and returning it in the postage-paid return envelope. Only your latest dated proxy will be counted. Even if you would like to elect one or more of the Mangless Nominees or vote for the Mangless Proposal, we strongly recommend you use the Company’s WHITE proxy card to do so.

Is the Company using a universal proxy card in connection with voting at the Annual Meeting?

Yes. The Securities and Exchange Commission (“SEC”) has adopted new rules requiring the use of a universal proxy card in contested director elections. These universal proxy rules are applicable to the Annual Meeting. The Board’s nominees and the Mangless Nominees will be included on the universal proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” OUR BOARD’S NOMINEES LISTED ON THE ENCLOSED WHITE PROXY CARD. The Board strongly urges you to discard and NOT to sign or return any blue proxy card sent to you by Mr. Mangless. Even if you would like to elect one or more of the Mangless Nominees or vote for the Mangless Proposal, we strongly recommend you use the Company’s WHITE proxy card to do so.

How many nominees can be elected as directors at the Annual Meeting?

Only three nominees can be elected to the Board at the Annual Meeting.

Could other matters be decided at the Annual Meeting?

The Board does not intend to present any business at the Annual Meeting other than the proposals described in this proxy statement.

Mr. Mangless has notified the Company that he intends to submit a proposal at the Annual Meeting to adopt a resolution that would repeal any provision of the Company’s Amended and Restated Bylaws in effect at the time of the Annual Meeting that was not included in the Company’s Amended and Restated Bylaws in effect as of January 1, 2023. To the extent that this matter is properly presented for action at the Annual Meeting, the individuals named as proxies, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote in accordance with their judgment on this matter to the extent authorized by Rule 14a-4(c) of the Exchange Act.

Our Board is not aware of any other business to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the individuals named as proxies, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote in accordance with their judgment on such matters to the extent authorized by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Why might I be receiving proxy materials from Mr. Mangless?

As further described in the “Background of the Solicitation” section of this Proxy Statement, on January 26, 2023, Mr. Mangless notified the Company that he (i) is nominating the Mangless Nominees for election as directors at the Annual Meeting in opposition to the three Class II director nominees recommended by the Board, and (ii) intends to submit the Mangless Proposal at the Annual Meeting. The Company’s WHITE proxy card therefore includes the names of the purported Mangless Nominees and the Mangless Proposal. The Board does not endorse the Mangless Nominees or the Mangless Proposal and unanimously recommends that you vote “FOR” the election of the three nominees proposed by the Board and “AGAINST” the Mangless Proposal.

You may receive a proxy statement, blue proxy card and other solicitation materials from Mr. Mangless. Since Mr. Mangless has the option to choose which of our stockholders will receive his proxy solicitation materials, you may or may not receive them. The Company is not responsible for the accuracy of any information provided by, or relating to, Mr. Mangless or his nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Mr. Mangless or any other statements that Mr. Mangless may otherwise make.

The Board strongly urges you to discard and not to sign or return any blue proxy card sent to you by Mr. Mangless. Voting on a blue proxy card sent to you by Mr. Mangless—even to withhold with respect to any of the Mangless Nominees or vote against the Mangless Proposal—is not the same as voting for our Board’s nominees on the WHITE proxy card because a vote to withhold with respect to any of the Mangless Nominees or a vote against the Mangless Proposal on Mr. Mangless’s proxy card will revoke any WHITE proxy card or WHITE voting instruction form you may have previously submitted. For example, this means that if you have submitted a validly executed proxy on the Company’s WHITE proxy card voting “FOR” the nominees recommended by the Board but later submit a validly executed proxy on Mr. Mangless’s blue proxy card withholding your votes from the Mangless Nominees or against the Mangless Proposal, your prior vote in favor of the nominees recommended by the Board will not be counted. If you have previously submitted a blue proxy card sent to you by Mr. Mangless, you have every right to change it and we strongly urge you to revoke that proxy by voting for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card and returning it in the postage-paid return envelope. Only your latest dated proxy will be counted. Even if you would like to elect one or more of the Mangless Nominees or vote for the Mangless Proposal, we strongly recommend you use the Company’s WHITE proxy card to do so.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares of common stock in different ways (e.g., different names, trusts, custodial accounts, joint tenancy) or in multiple accounts. If your shares of common stock are held by a broker, bank, or other nominee (i.e., in “street name”), you will receive a WHITE voting instruction form directly from your broker, bank, or other nominee. It is important that you complete, sign, date and return each WHITE proxy card or WHITE voting instruction form you receive, or vote using the telephone, or by using the Internet as described in the instructions included herein and on your WHITE proxy card(s).

As noted above, you also may receive materials, including a proxy statement and blue proxy card from Mr. Mangless.

If I want to vote for one or more of the Mangless Nominees or vote for the Mangless Proposal, can I use the WHITE proxy card?

Yes, if you would like to elect one or more of the Mangless Nominees or vote for the Mangless Proposal, we strongly recommend that you use the Company’s WHITE proxy card to do so.

What happens if Mr. Mangless withdraws or abandons his solicitation or fails to comply with the universal proxy rules and I already granted proxy authority in favor of Mr. Mangless?

Stockholders are encouraged to submit their votes on the WHITE proxy card or WHITE voting instruction form. If Mr. Mangless withdraws or abandons his solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still sign and date a later submitted WHITE proxy card or WHITE voting instruction form. If Mr. Mangless withdraws or abandons his solicitation or fails to comply with the universal proxy rules, any votes cast in favor of the Mangless Nominees will be disregarded and will not be counted, whether such vote is provided on the Company’s WHITE proxy card or WHITE voting instruction form or Mr. Mangless’s blue proxy card.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date or holders of a valid proxy will be entitled to vote at the Annual Meeting. On the Record Date, there were [ ● ] shares of the Company’s common stock (the “Common Stock”) outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or on the internet as instructed below or return the enclosed WHITE proxy card we may mail to you to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee

If at the close of business on the Record Date, your shares were held in an account at a broker, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting by registering to attend in accordance with the instructions provided below. However, since you are not the stockholder of record, you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid legal proxy, in PDF or Image (gif, jpg, or png) file format, from your broker, bank, or other nominee.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own at the close of business on the Record Date.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by proxy over the telephone, vote by proxy online, or vote by proxy using and mailing the enclosed WHITE proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting by going to www.cesonlineservices.com/zvra23_vm prior to the deadline of [ ● ], 2023 at [ ● ] Eastern Time by following the instructions described below and vote online during the Annual Meeting, even if you have already voted by proxy.

●	To vote online at the Annual Meeting, register for the Annual Meeting using the instructions below.

●

To vote over the telephone, dial the toll-free number on your WHITE proxy card using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number on your enclosed WHITE proxy card. Your telephone vote must be received by [ ● ] Eastern Time on [ ● ], 2023, to be counted.

●

To vote online prior to the Annual Meeting, go to the website on your WHITE proxy card to complete an electronic proxy card. You will be asked to provide the company number and control number on your enclosed WHITE proxy card. Your internet vote must be received by [ ● ] Eastern Time on [ ● ], 2023, to be counted.

●	To vote by mail, simply complete, sign and date the enclosed WHITE proxy card and return it promptly in the envelope provided.

Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a WHITE voting instruction form from that organization rather than from us. Simply follow the voting instructions to ensure that your vote is counted. Prior to the Annual Meeting, you will be able to vote by mail, via the Internet or by telephone. You may also obtain a “legal proxy” from your broker, bank, or other nominee and register in advance to attend and vote at the Annual Meeting by going to www.cesonlineservices.com/zvra23_vm prior to the deadline of [ ● ], 2023 at [ ● ] Eastern Time by following the instructions described below. Even if you wish to attend the Annual Meeting virtually, we urge you to vote your shares in advance of the Annual Meeting by following the instructions on your WHITE voting instruction form.

Certain of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you submit every WHITE proxy card or WHITE voting instruction form you receive.

Mr. Mangless has notified the Company that he intends to file his own proxy statement with the SEC in connection with the solicitation of proxies from stockholders of the Company. Accordingly, you may receive solicitation materials from Mr. Mangless seeking your proxy to vote in favor of the Mangless Nominees and the Mangless Proposal. If you do receive any materials other than from the Company, our Board strongly urges you to discard and NOT to sign or return any proxy card sent to you by the Mr. Mangless even if Mr. Mangless’s blue proxy card provides an option to vote for the Board’s nominees. Our Board recommends you vote “FOR” the Board’s three nominees by submitting the enclosed WHITE proxy card. Even if you would like to elect one or more of the Mangless Nominees or vote for the Mangless Proposal, we strongly recommend you use the Company’s WHITE proxy card to do so.

What happens if I do not vote or if I return my proxy card but do not make specific choices?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of the Record Date and do not vote prior to the Annual Meeting online, by telephone, by completing and returning your WHITE proxy card, or during the Annual Meeting online, your shares will not be voted.

If you return a signed and dated WHITE proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the election of the Board’s three nominees for director, “FOR” the ratification of the appointment by the Audit Committee of EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and “AGAINST” the Mangless Proposal. If any other matters properly come before the Annual Meeting, the individuals named as proxies, or their duly constituted substitutes acting at the Annual Meeting, will vote in accordance with their judgment on such matters.

Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Nominee

If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers, banks, and other nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.

Proposal 1 and Proposal 3, are each considered to be “non-routine” under NYSE rules, meaning that your broker, bank, or nominee may not vote your shares on these proposals in the absence of your voting instructions. These unvoted shares are counted as “broker non-votes.” For Proposal 1, for example, broker non-votes will not be counted as votes cast and will result in the applicable nominee(s) receiving fewer votes cast “FOR” such nominee(s).

Typically, Proposal 2 would be considered to be a “routine” matter under NYSE rules. Accordingly, typically, if you hold your shares in street name and do not provide voting instructions to your broker, bank, or other nominee that holds your shares, your broker, bank, or other nominee has discretionary authority under NYSE rules to vote your shares on this proposal. However, to the extent that Mr. Mangless provides a voting instruction form to stockholders who hold their shares in “street name,” Proposal 2 will be a “non-routine” matter, and brokers will not have discretionary voting authority to vote on any of the proposals presented at the Annual Meeting. If, however, Mr. Mangless does not provide a voting instruction form to stockholders who hold their shares in “street name,” then Proposal 2 would be considered to be a routine matter, and your broker, bank, or other nominee would be able to vote upon the matter if you do not provide them with specific voting instructions. However, in that event, it is possible that a broker may choose not to exercise discretionary authority with respect to the Proposal 2. In that case, if you do not instruct your broker how to vote with respect to Proposal 2, your broker may not vote with respect to such proposal.

What happens if I return a WHITE proxy card but give voting instructions for fewer than three candidates?

An undervote is an instance in which a stockholder returns a proxy card in a director election contest but does not exercise a vote with respect to all the seats up for election at the Annual Meeting. To the extent an undervote (i.e., voting “FOR” with respect to fewer than the three nominees on Proposal 1) occurs on a record holder’s WHITE proxy card, your shares will only be voted “FOR” those nominees you have so marked.

What happens if I return a WHITE proxy card but give voting instructions for more than three candidates?

An overvote is an instance in which a stockholder returns a proxy card in a director election contest but exercises a vote “FOR” more than the available seats up for election at the Annual Meeting. To the extent an overvote (i.e., voting “FOR” with respect to more than the three nominees on Proposal 1) occurs on a record holder’s WHITE proxy card your votes on the election of directors will be invalid and will not be counted.

If you are a beneficial holder and you vote “FOR” more than three nominees on your WHITE voting instruction form (i.e., an overvote), your votes on the election of directors will be invalid and will not be counted. In addition, depending on the broker, bank, or other nominee through which you hold your shares, your votes on all other proposals before the Annual Meeting may also be invalid and not counted.

PLEASE CAREFULLY REVIEW THE INSTRUCTIONS PROVIDED BY YOUR BROKER, BANK, OR OTHER NOMINEE.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●

You may grant a subsequent proxy by telephone, by dialing the toll-free number on your WHITE proxy card and following the recorded instructions. You will be asked to provide the company number and control number on your enclosed WHITE proxy card. Your telephone vote must be received by [ ● ] Eastern Time on [ ● ], 2023, to be counted.

●

You may grant a subsequent proxy online by going to the website on your WHITE proxy card to complete an electronic proxy card. You will be asked to provide the company number and control number on your enclosed WHITE proxy card. Your internet vote must be received by [ ● ] Eastern Time on [ ● ], 2023, to be counted.

●	You may submit another properly completed WHITE proxy card with a later date. Your proxy card must be received by [ ● ] Eastern Time on [ ● ], 2023, to be counted.

●	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747.

●	You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting without voting will not, by itself, revoke your proxy.

Your latest dated proxy card, telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Nominee

If your shares are held by your broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee. In most cases, you will be able to do this by mail, via the Internet or by telephone.

Voting on a blue proxy card or voting instruction form sent to you by Mr. Mangless—even just to withhold with respect to any of the Mangless Nominees or the Mangless Proposal—is not the same as voting for our Board’s nominees on the WHITE proxy card or WHITE voting instruction form because a vote to withhold with respect to any of the Mangless Nominees or the Mangless Proposal on Mr. Mangless’s blue proxy card or voting instruction form will revoke any WHITE proxy card or WHITE voting instruction form you may have previously submitted. If you have previously submitted a vote for the Mangless Nominees on the blue proxy card sent to you by Mr. Mangless, you have every right to change it and we strongly urge you to revoke that proxy by voting “FOR” our Board’s nominees and “AGAINST” the Mangless Proposal by using the enclosed WHITE proxy card and returning it in the postage-paid return envelope. Only your latest dated proxy will be counted. Even if you would like to elect one or more of the Mangless Nominees or vote for the Mangless Proposal, we strongly recommend you use the Company’s WHITE proxy card to do so.

How do I attend the Annual Meeting?

In order to attend the Annual Meeting, you must register in advance by going to www.cesonlineservices.com/zvra23_vm prior to the deadline of [ ● ], 2023 at [ ● ] Eastern Time.

Registering to Attend the Annual Meeting—Stockholders of Record. If you were a stockholder of record as of the close of business on the Record Date, you may register to attend the Annual Meeting prior to the deadline of [ ● ], 2023 at [ ● ] Eastern Time by going to www.cesonlineservices.com/zvra23_vm and entering the 11-digit control number provided on your WHITE proxy card.

If you do not have your WHITE proxy card, you may still register to attend the Annual Meeting by going to www.cesonlineservices.com/zvra23_vm, but you will need to provide proof of ownership of shares of Common Stock as of the Record Date during the registration process. Such proof of ownership may include a copy of your WHITE proxy card received from the Company or blue proxy card received from Mr. Mangless, or a statement showing your ownership as of the Record Date.

Registering to Attend the Annual Meeting—Beneficial Owners. If you were the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank, or other nominee) as of the Record Date, you may register to attend the Annual Meeting prior to the deadline of [ ● ], 2023 at [ ● ] Eastern Time by going to www.cesonlineservices.com/zvra23_vm and providing evidence during the registration process that you beneficially owned shares of Common Stock as of the Record Date, which may consist of a copy of the voting instruction form provided by your broker, bank or other nominee, an account statement, or a letter or legal proxy from such broker, bank or other nominee.

After registering, you will receive a confirmation email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting.

Although the meeting webcast will begin at [ ● ] Eastern Time on [ ● ], 2023, we encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Annual Meeting site will first be accessible to registered stockholders beginning at [ ● ] Eastern Time on the day of the meeting. All stockholders who register to attend the Annual Meeting will receive an email prior to the Annual Meeting containing the contact details of technical support in the event they encounter difficulties accessing the virtual meeting or during the meeting. Stockholders are encouraged to contact technical support if they encounter any technical difficulties with the meeting webcast. In the event of any technical disruptions that prevent the chairperson of the Annual Meeting from hosting the Annual Meeting within 30 minutes of the date and time set forth above, the meeting may be adjourned or postponed in the chairperson’s discretion.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the WHITE proxy card. Additional information and our proxy materials can also be found at by going to www.viewourmaterial.com/ZVRA. If you have any difficulty following the registration process, please email ZVRA@info.morrowsodali.com.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting in person or represented by proxy. At the close of business on the Record Date, there were [ ● ] shares outstanding and entitled to vote. Thus, the holders of [ ● ] shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy by telephone, internet or proxy card (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote online during the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date to permit the further solicitation of proxies.

Will there be a Question and Answer session during the Annual Meeting?

Stockholders as of the close of business on the Record Date who register in advance and attend the Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. Stockholders must have available their control number provided on their proxy card or voting instruction form.

We intend to answer appropriate questions that are pertinent to the Company and the Annual Meeting matters and are submitted via the Annual Meeting virtual platform by stockholders during the Annual Meeting. Questions should be succinct and only cover a single topic. We will endeavor to address as many questions submitted by stockholders as time permits, and will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Annual Meeting;
●	related to material non-public information of the Company, including the status or results of our business since our last Annual Report on Form 10-K;
●	related to any pending, threatened or ongoing litigation;
●	related to personal grievances;
●	derogatory references to individuals or that are otherwise in bad taste;
●	substantially repetitious of questions already submitted by another stockholder;
●	in excess of the two question limit;
●	in furtherance of the stockholder’s personal or business interests; or
●	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the chairperson or secretary of the Annual Meeting in their reasonable judgment.

Why are you holding a virtual meeting instead of a physical meeting?

We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the Annual Meeting since our stockholders can participate from any location around the world with internet access.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We and our directors, director nominees, as well as other persons who solicit proxies on our behalf are considered to be “participants” in this proxy solicitation under applicable regulations of the. Please refer to Annex A, Information Regarding Participants in the Company’s Solicitation of Proxies, for information about our directors and director nominees as well as information about certain of our executive officers and other employees who may solicit proxies on our behalf. Other than the persons described in Annex A, none of our employees will be employed to solicit proxies. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of our solicitation of proxies. For example, in addition to these proxy materials, our directors and employees may solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. To aid in the solicitation of proxies and related advisory services, we have retained Morrow Sodali LLC (“Morrow Sodali”), for a fee of up to approximately $400,000, plus reimbursement of expenses. We may incur additional fees if we request additional services. Morrow Sodali estimates that approximately [ ● ] of its employees will assist in our proxy solicitation. We will request brokers, banks, or other nominees in whose names shares of common stock are registered to furnish to the beneficial holders this proxy statement and the WHITE proxy card, and any other materials related to the Annual Meeting, including our Annual Report on Form 10-K for the year ended December 31, 2022, and, upon request, we will reimburse such brokers, banks, or other nominees for their out-of-pocket and reasonable expenses in connection therewith. Other than the fee paid to Morrow Sodali, as described above, our expenses in connection with our solicitation of proxies, excluding normal expenses related to a non-contested solicitation of proxies and excluding salaries and wages of our officers and regular employees, are expected to aggregate to approximately $200,000. None of the estimated solicitation costs have been expended to date.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

What are “broker non-votes” and will there be any broker non-votes at the Annual Meeting?

Broker non-votes occur when brokers, banks, or other nominees do not have discretionary voting authority to vote certain shares held in “street name” on particular non-routine proposals and the beneficial owner of those shares has not instructed the broker, bank, or other nominee to vote on those proposals. Typically, the ratification of the appointment of registered public accounting firm is considered a routine proposal, and brokers have discretion to vote on such matter even if no instructions are received from the “street name” holder. However, because Mr. Mangless has initiated a proxy contest, to the extent that Mr. Mangless provides a blue proxy card or voting instruction form to stockholders who hold their shares in “street name,” brokers, banks, or other nominees will not have discretionary voting authority to vote on any of the proposals presented at the Annual Meeting. Broker non-votes are not counted in the tabulations of the votes cast or present at the Annual Meeting and entitled to vote on any of the proposals to be voted on at the Annual Meeting, and therefore will have no effect on the outcome of the proposals.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of withhold votes, abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Votes Withheld or Abstentions	Effect of Broker Non-Votes
1	Election of Directors(1)	The plurality of the votes of the holders of shares present and entitled to vote on the proposal. The three nominees receiving the most “FOR” votes will be elected as Class II directors.	Votes withheld will not be counted as votes cast and will result in the applicable nominee(s) receiving fewer votes cast “FOR” such nominee(s). Abstentions are not applicable.	Broker non-votes will not be counted as votes cast and will result in the applicable nominee(s) receiving fewer votes cast “FOR” such nominee(s)

2	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023	“FOR” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter will ratify the appointment.	Abstentions will be counted as votes "AGAINST" this proposal	(2)

3

Mangless Proposal, to adopt a resolution that would repeal any provision of the Company’s Amended and Restated Bylaws in effect at the time of the Annual Meeting that was not included in the Company’s Amended and Restated Bylaws in effect as of January 1, 2023(1)

		“FOR” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter will approve the proposal.	Abstentions will be counted as votes "AGAINST" this proposal	Broker non-votes will have no effect on this proposal

(1)     The Board does not endorse the Mangless Nominees or the Mangless Proposal and unanimously recommends that you vote “FOR” the election of the three nominees proposed by the Board and “AGAINST” the Mangless Proposal.

(2) Typically, this proposal is considered to be a “routine” matter under NYSE rules. Accordingly, typically, if you hold your shares in street name and do not provide voting instructions to your broker, bank, or other nominee that holds your shares, your broker, bank, or other nominee has discretionary authority under NYSE rules to vote your shares on this proposal. However, to the extent that the Mr. Mangless provides a blue proxy card or voting instruction form to stockholders who hold their shares in “street name,” Proposal 2 included in this proxy statement will be a “non-routine” matter, and brokers will not have discretionary voting authority to vote on any of the proposals presented at the Annual Meeting. If, however, the Mr. Mangless does not provide a blue proxy card or voting instruction form to stockholders who hold their shares in “street name,” then Proposal 2 would be considered to be a routine matter, and your broker, bank or other nominee would be able to vote upon the matter if you do not provide them with specific voting instructions. However, in that event, it is possible that a broker may choose not to exercise discretionary authority with respect to the Proposal 2. In that case, if you do not instruct your broker how to vote with respect to Proposal 2, your broker may not vote with respect to such proposal. Therefore, we encourage you to instruct your broker, bank, or other nominee to vote your shares by filling out and returning the enclosed WHITE proxy card.

How can I find out the results of the voting at the Annual Meeting?

Because this is a contested election, we do not intend to announce voting results at the Annual Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are stockholder proposals and director nominations due for next year’s annual meeting?

Stockholders who intend to have a proposal considered for inclusion in next year’s proxy materials for presentation at our 2024 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing by [ ● ], 2023, to our Corporate Secretary at 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747. If you wish to submit a proposal (including a director nomination) for presentation at the Annual Meeting that is not to be included in next year’s proxy materials, you must do so by [ ● ], 2024, but no earlier than [ ● ], 2023; provided, however that if next year's annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after [ ● ], 2024, your proposal must be submitted (i) not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting; or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act by the deadline for submitting director nominations under our bylaws, as described in the paragraph above.

In connection with our solicitation of proxies for our 2024 annual meeting of stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

BACKGROUND OF THE SOLICITATION

The Company’s management, represented by Travis C. Mickle, Ph.D., the Company’s President and co-founder, and R. LaDuane Clifton, the Company’s Chief Financial Officer, Secretary and Treasurer, has maintained regular dialog with Daniel J. Mangless since at least February 2020, on an approximately quarterly basis to provide ordinary course business updates and answer questions from time to time as part of the Company’s ongoing investor relations and stockholder engagement activities.

On January 9, 2023, John Bode, a member of the board of directors of FISION Corporation at that time, emailed Mr. Clifton, on behalf of Mr. Mangless, to introduce Mr. Clifton to counsel for Mr. Mangless. Mr. Bode requested to speak with Mr. Clifton to discuss the Company’s upcoming annual meeting timeline and related process for submission of stockholder proposals and director nominations.

On January 12, 2023, Mr. Clifton responded to Mr. Bode’s request, introduced Mr. Bode to the Company’s counsel, Latham & Watkins LLP, and asked Mr. Bode to provide his availability for a teleconference. The parties agreed via email to schedule a teleconference for January 16, 2023.

On January 16, 2023, Richard W. Pascoe, the Company’s Chief Executive Officer and a director, Mr. Clifton and the Company’s counsel, Latham & Watkins LLP, conducted a teleconference with Mr. Bode, Mr. Mangless and Mr. Mangless’ counsel regarding, among other things, the applicable deadlines for submitting a proposal for presentation at the Annual Meeting pursuant to the Company’s Amended and Restated Bylaws and Rules 14a-8 and 14a-19 of the Exchange Act.

On January 20, 2023, the Board, acting by unanimous written consent and based upon the recommendation of the Nominating and Corporate Governance Committee, resolved, among other things, to set the date of the Annual Meeting, and to nominate each of Richard W. Pascoe, David S. Tierney, M.D. and Christopher A. Posner at the Annual Meeting to serve as Class II directors of the Company until the 2026 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified.

On January 20, 2023, the Company filed a Current Report on Form 8-K publicly announcing that the date of the Annual Meeting would be April 25, 2023. Pursuant to the Company’s Amended and Restated Bylaws, because the date of the Annual Meeting was advanced more than thirty days prior to the first anniversary of the Company’s 2022 annual meeting of stockholders, the public announcement commenced a ten-day period for stockholders to provide written notice to the Company of any proposed business or nomination at the Annual Meeting, such that such written notice should have been received by the Company no later than January 30, 2023.

On January 26, 2023, Mr. Mangless sent an email attaching a letter to the Company providing notice of his intent to (i) nominate the three Mangless Nominees to stand for election to the Board at the Annual Meeting, and (ii) submit a proposal at the Annual Meeting (the “Mangless Proposal”). Mr. Mangless copied Mr. Bode and members of his counsel on his email. Mr. Mangless’ nomination of three Mangless Nominees is reflective of the three Board seats that will be open for election at the Annual Meeting.

On January 27, 2023, the Board held a special meeting to discuss the Mangless Nominees and the Mangless Proposal, including the Board’s willingness to engage with Mr. Mangless and to seek a settlement and the terms of a potential offer to Mr. Mangless in exchange for his agreement to withdraw his nominations and the Mangless Proposal. Following discussion, the Board asked Mr. Pascoe and Matthew R. Plooster, the Chairman of our Board, to reach out to Mr. Mangless in an attempt to understand his reasons for nominating the Mangless Nominees for election at the Annual Meeting, to solicit any ideas and/or strategies he would recommend for the Board to consider, or any specific concerns he had with the Company or the operation of its business, and asked that they report back to the Board.

On January 28, 2023, Mr. Pascoe emailed Mr. Mangless to request a teleconference with Mr. Pascoe and Mr. Plooster. On January 29, 2023, Mr. Mangless responded to Mr. Pascoe via text message and agreed to meet via teleconference on January 30, 2023, provided that Mr. Mangless’ counsel also attended the meeting. On January 30, 2023, Mr. Mangless’ counsel requested to reschedule the teleconference, and the parties agreed to reschedule the teleconference to February 1, 2023.

On February 1, 2023, Mr. Pascoe, Mr. Plooster, and a representative of Latham & Watkins LLP, met with Mr. Mangless and representatives of his counsel via teleconference. Mr. Mangless expressed his belief that the Board was not responsive enough to stockholders and needed new members, and his desire to see change on the Board. Mr. Mangless also informed Mr. Pascoe and Mr. Plooster that he would be willing to consider a settlement proposal from the Company and a withdrawal of his nominations, and indicated that he would permit the Board to interview the Mangless Nominees, though he noted that he would need further discussion with his counsel. When asked, Mr. Mangless indicated that he did not have any specific concerns with the Company’s business or its operations, nor did he offer any substantive new ideas or alternative strategies for consideration by the Board.

On February 1, 2023, after the meeting with Mr. Mangless, Mr. Plooster provided an update to the Board. After discussion, the Board determined to extend a settlement offer to Mr. Mangless in exchange for his agreement to withdraw his director nominations and the Mangless Proposal and his agreement to not make any nominations or proposals until the Company’s 2025 annual meeting of stockholders. The proposed offer to be made to Mr. Mangless was as follows: (i) the Board offer to introduce Mr. Mangless to the Company’s two newest directors to provide Mr. Mangless the opportunity to meet with them to discuss the Company’s business and how the Board is addressing Mr. Mangless’ concerns, and (ii) the Board interview the Mangless Nominees and agree to appoint one of the Mangless Nominees, as selected by Mr. Mangless, to the Board, subject to the Board’s normal onboarding process (collectively, the “Offer”). All members of the Board expressed support for the Offer.

On February 3, 2023, Mr. Pascoe sent Mr. Mangless a text message requesting a call with Mr. Mangless to propose the Offer. Mr. Mangless responded to Mr. Pascoe via text message, informed Mr. Pascoe that he was not willing to have a call, and requested that the Board send him the Offer in writing.

On February 3, 2023, Mr. Plooster emailed Mr. Mangless with the Offer in exchange for Mr. Mangless’ agreement to withdraw his director nominations and the Mangless Proposal and his agreement to not make any nominations or proposals until the Company’s 2025 annual meeting of stockholders. Mr. Plooster expressed that the Board wanted to find an amicable solution to resolve Mr. Mangless’ concerns that would avoid the significant distraction and cost to both the Company and to Mr. Mangless of a proxy contest. Mr. Mangless confirmed receipt of the Offer on February 6, 2023 and stated that he would respond after discussing with his counsel.

On February 8, 2023, Mr. Plooster followed up with Mr. Mangless for his response to the Offer. Mr. Mangless stated that he would respond by February 10, 2023.

On February 9, 2023, Mr. Mangless responded to Mr. Plooster and rejected the Offer. Mr. Mangless stated that, while he is aware that the Board recently added new directors, he remained concerned about the Board’s composition and whether the current directors are able to bring other views to the Board room. Mr. Mangless stated that he would continue to seek election of three directors to the Board and also stated that he would anticipate that the Board reconsider the resignation from the Board of, and termination of services provided by, Dr. Mickle. On January 6, 2023, Dr. Mickle resigned his role (i) as Chief Executive Officer, effective immediately, and (ii) as President and as a member of the Board, in each case, effective as of the date of the Annual Meeting. Mr. Mangless stated that if the Board appointed all three of his director nominees and Dr. Mickle agreed to stay with the Company, he might be willing to consider agreeing to a withdrawal of his director nominations and proposal, and further, to not make any nominations or proposals until the Company’s 2025 annual meeting of stockholders.

On February 10, 2023, Mr. Plooster provided an update to the Board via email regarding Mr. Mangless’ response.

On February 14, 2023, the Board met and further discussed the dynamics of the matter with Mr. Mangless. The Board asked Dr. Mickle to reach out to Mr. Mangless with the goal of encouraging a more constructive dialog toward an amicable solution. Dr. Mickle sent a text message to Mr. Mangless that day, asking to arrange a phone call to further discuss the matter. Dr. Mickle did not receive a response from Mr. Mangless.

On February 15, 2023, the Board met to discuss Mr. Mangless’ response and next steps. Following discussion, the Board requested that Dr. Mickle and Mr. Plooster reach out to Mr. Mangless to explain that Dr. Mickle would not be remaining with the Company, to try and have a further discussion regarding Mr. Mangless’ concerns and the Offer, and to again propose the Offer as well as the appointment of another independent director to replace Dr. Mickle who would be selected by the Board and with whom Mr. Mangless would be permitted to speak with before such candidate is appointed to the Board.

On February 16, 2023, Dr. Mickle emailed Mr. Mangless to propose a call to include Mr. Mangless, Mr. Plooster and Dr. Mickle. Dr. Mickle explained his satisfaction with his transition plan that will allow him to focus on the science and drug development at the Company, and his lack of interest in remaining on the Board and as part of the Company’s management. Dr. Mickle reiterated the belief that a proxy battle would be a huge distraction to and take resources away from the Company, and that the Board had proposed a compromise and would be willing to consider other reasonable options. Dr. Mickle encouraged Mr. Mangless to seriously consider the Board’s proposal and noted that he and Mr. Plooster would like to have a call with Mr. Mangless to better understand Mr. Mangless’ concerns. Mr. Mangless did not respond to this email.

On February 20, 2023, Mr. Plooster emailed Mr. Mangless to follow up on Dr. Mickle’s email to Mr. Mangless dated February 16, 2023. Mr. Plooster reiterated that the Board would like to find a path to resolving Mr. Mangless’ concerns and reaching an amicable solution that would avoid the significant distraction, cost and damage to the Company of a public proxy fight. Mr. Plooster proposed to Mr. Mangless the following final settlement offer (the “Updated Offer”) from the Board in exchange for Mr. Mangless’ agreement to withdraw his director nominations and the Mangless Proposal and his agreement to not make any nominations or proposals until the Company’s 2025 annual meeting of stockholders: (i) the Board would appoint one of the Mangless Nominees, as selected by Mr. Mangless, to the Board (such new director, the “Mangless Director”), subject to the Board’s normal onboarding process, (ii) the Mangless Director would be offered membership on the Company’s Nominating and Corporate Governance Committee, (iii) the Company would appoint another new independent director to the Board after the Annual Meeting, and the Mangless Director would take part in selecting such candidate as part of the Company’s Nominating and Corporate Governance Committee, (iv) Mr. Mangless would be permitted to speak with the new director candidate before such candidate is appointed to the Board, and (v) the Board would introduce Mr. Mangless to the Company’s two newest directors so that Mr. Mangless would be able to meet with them to discuss the Company’s business and how the Board is addressing Mr. Mangless’ concerns. Mr. Plooster requested Mr. Mangless’ response to the Updated Offer and noted that the Board would appreciate a response from Mr. Mangless within the next 48 hours. Mr. Plooster also noted that the Updated Offer would allow the critically important skillsets required to execute on the Company’s value creation opportunity to remain intact on the Board, and that the Board remains available to discuss and looks forward to working with Mr. Mangless towards a positive outcome for all of the Company’s stockholders.

On February 20, 2023, after Mr. Plooster sent Mr. Mangless the email described above, Mr. Pascoe called Mr. Mangless, but when Mr. Mangless did not answer the call, Mr. Pascoe left a voicemail requesting Mr. Mangless to return his call to further discuss the Updated Offer.

On February 24, 2023, Mr. Pascoe sent Mr. Mangless an email noting that he was writing in an effort to engage in a constructive discussion with Mr. Mangless on the Updated Offer. Mr. Pascoe noted that while the Company was prepared to oppose Mr. Mangless' nominations, the Company preferred to settle the situation amicably. He noted that since the receipt of Mr. Mangless' notice in January, the Company's stock price had increased, including due to the Company's execution of its rare disease strategy, management changes, prescription rates, and corporate rebranding. Mr. Pascoe asked Mr. Mangless to engage in a productive dialogue in order to allow the Company to continue on this upward trajectory. He noted that both he and Mr. Plooster were ready to discuss at any time.

On the evening of February 24, 2023, Mr. Mangless responded to Mr. Pascoe, noting that he would go forward with his three nominations and that all communications with him should be through his attorneys.

Other than as noted above, as of March 6, 2023, the Company has not received any response to the Updated Offer.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board presently has seven members. The current class structure is as follows: Class I, whose term will expire at the 2025 annual meeting of stockholders; Class II, whose current term will expire at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the 2026 annual meeting of stockholders; and Class III, whose term will expire at the 2024 annual meeting of stockholders. The current Class I directors are Tamara A. Favorito (formerly Tamara A. Seymour) and Travis C. Mickle, Ph.D.; the current Class II directors are Richard W. Pascoe, David S. Tierney, M.D. and Christopher A. Posner; and the current Class III directors are Matthew R. Plooster and Joseph B. Saluri. On January 6, 2023, Travis C. Mickle, Ph.D. resigned as a Class I director and as president of the Company, in each case effective as of the date of the Annual Meeting.

The Board has unanimously determined to nominate Richard W. Pascoe, David S. Tierney, M.D. and Christopher A. Posner to serve as Class II directors of the Company until the 2026 annual meeting of stockholders. Each of the Board nominees listed below is currently a Class II director of the Company. Richard W. Pascoe and David S. Tierney, M.D. were previously elected by the stockholders. Christopher A. Posner was recommended to serve as a director by a third-party search firm and was appointed to the Board in November 2022. If elected at the Annual Meeting, each of these nominees would serve until the 2026 annual meeting of our stockholders and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is our policy to encourage directors and nominees for director to attend the Annual Meeting. All of our then incumbent directors attended the 2022 annual meeting of our stockholders.

The Board recommends that you vote “FOR” each of Richard W. Pascoe, David S. Tierney, M.D. and Christopher A. Posner on the WHITE proxy card.

As described previously, Mr. Mangless has notified the Company of his intent to nominate the Mangless Nominees for election as directors at the Annual Meeting in opposition to the nominees recommended by your Board. Your Board does not endorse the Mangless Nominees and unanimously recommends that you vote “FOR” the election of the nominees proposed by your Board on the WHITE proxy card. The Board strongly urges you to discard and NOT to vote using any proxy card that may be sent to you by Mr. Mangless. If you have previously submitted a blue proxy card sent to you by Mr. Mangless, you have every right to change it and we strongly urge you to revoke that proxy by voting for the Board’s nominees by using the enclosed WHITE proxy card and returning it in the postage-paid return envelope. Only your latest dated proxy will be counted. Even if you would like to elect one or more of the Mangless Nominees, we strongly recommend you use the Company’s WHITE proxy card to do so.

In the event that Mr. Mangless withdraws his nominees, abandons his solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still sign and date a later submitted WHITE proxy card.

In the event that Mr. Mangless withdraws his nominees, abandons his solicitation or fails to comply with the universal proxy rules, any votes cast in favor of the Mangless Nominees will be disregarded and will not be counted, whether such vote is provided on the Company’s WHITE proxy card or Mr. Mangless’s proxy card.

If you are a registered holder and submit a validly executed WHITE proxy card but do not specify how you want to vote your shares with respect to the election of directors, then your shares will be voted in line with the Board’s recommendation with respect to the proposal, i.e., “FOR” the three nominees proposed by your Board and named in this proxy statement. If you are a registered holder and you vote “FOR” more than three nominees on your WHITE proxy card (i.e., an overvote), your votes on the election of directors will be invalid and will not be counted.

If you are a beneficial holder and properly mark, sign and return your WHITE voting instruction form or complete your proxy via Internet or over the telephone, your shares will be voted as you direct your broker, bank, or other nominee. However, if you sign and return your WHITE voting instruction form but do not specify how you want your shares voted with respect to the election of directors, then your shares may be voted in line with the Board’s recommendation with respect to the proposal, i.e., “FOR” the three nominees proposed by your Board and named in this proxy statement, depending on the broker, bank, or other nominee through which you hold your shares. If you are a beneficial holder and you vote “FOR” more than three nominees on your WHITE voting instruction form (i.e., an overvote), your votes on the election of directors will be invalid and will not be counted. In addition, depending on the broker, bank, or other nominee through which you hold your shares, your votes on all the other proposals may also be invalid and not counted. Please carefully review the instructions provided by your bank, broker, or other nominee. It is therefore important that you provide specific instructions to your broker, bank, or other nominee regarding the election of directors so that your vote with respect to this proposal is counted.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of affirmative “FOR” votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. If any nominee becomes unable to serve or for good cause will not serve as a director, shares that would have been voted for that nominee may instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee would be unable to serve. Proxies cannot be voted “FOR” more than three nominees.

BOARD NOMINEES FOR ELECTION AS A CLASS II DIRECTOR FOR A THREE-YEAR TERM EXPIRING AT THE 2026 ANNUAL MEETING

Richard W. Pascoe

Mr. Pascoe, age 59, has served as a director of our Company since January 2014 and our Company’s Chief Executive Officer since January 2023. He served as our Company’s executive chairman from November 2021 to January 2023. From January 2019 to November 2021, Mr. Pascoe served as the president and chief executive officer and on the board of directors of Histogen Inc., a biologics company. From March 2013 to January 2019, Mr. Pascoe was the chief executive officer and director of Apricus Biosciences. From August 2008 to March 2013, Mr. Pascoe was the president and chief executive officer and a director of Pernix Sleep, Inc. (formerly known as Somaxon Pharmaceuticals, Inc.), a specialty pharmaceutical company. Prior to Pernix, from 2005 to 2008, Mr. Pascoe worked for ARIAD Pharmaceuticals, Inc., a specialty pharmaceutical company, where he was most recently senior vice president and chief operating officer. Mr. Pascoe also serves as a director of Seelos Therapeutics, Inc, a specialty pharmaceutical company. Mr. Pascoe received his B.S. degree from the United States Military Academy at West Point. Our Board believes that Mr. Pascoe’s experience as a chief executive officer at multiple public biotechnology and pharmaceutical companies provides him with the qualifications and skills to serve as a director of our Company. Mr. Pascoe has deep experience in drug development and public company management and leadership, which provides invaluable insight to the Board on long-term strategic planning and execution.

David S. Tierney, M.D.

Dr. Tierney, age 59, has served as a director of our Company since March 2015. Since December 2020, Dr. Tierney has served as president and chief executive officer of Aramis Biosciences, a clinical-stage immuno‑ophthalmology biopharmaceutical company. From February 2020 until December 2020, Dr. Tierney served as chief executive officer of Pharma Two B, Ltd., a privately held company developing innovative therapeutics based on previously approved drugs for Parkinson disease. From September 2019 until January 2020, Dr. Tierney served as president and chief executive officer of BiopharmX, a dermatology drug development company. From March 2014 until March 2018, Dr. Tierney was president and chief executive officer of Icon Bioscience, Inc., a privately held ophthalmology company, which was merged into Psivida, Inc to form Eyepoint Pharmaceuticals. From January 2013 until March 2014, Dr. Tierney was a venture partner at Signet Healthcare Partners, a New York City based life science private equity fund. Dr. Tierney served as president and chief operating officer and as a member of the board of directors of Oceana Therapeutics, Inc., a private specialty pharmaceutical company, from its organization in 2008 through its sale to Salix Pharmaceuticals, Ltd. in December 2011. Dr. Tierney served as the president and chief executive officer and as a member of the board of directors of Valera Pharmaceuticals, Inc., a specialty pharmaceutical company, between August 2000 and April 2007, when Valera completed a merger with lndevus Pharmaceuticals, Inc. From January 2000 to August 2000, Dr. Tierney served as president of Biovail Technologies, a division of Biovail Corporation, a Canadian drug delivery company. From March 1997 to January 2000, Dr. Tierney was senior vice president of drug development at Roberts Pharmaceutical Corporation and from December 1989 to March 1997, Dr. Tierney was employed by Elan Corporation, a pharmaceutical company, in a variety of management positions. Dr. Tierney is also currently a director of Catalyst Pharmaceuticals, Inc. and previously served as a director of BioPharmX from 2019 to 2020. Dr. Tierney received his medical degree from the Royal College of Surgeons in Dublin, Ireland and was subsequently trained in internal medicine. Our Board believes that Dr. Tierney's extensive experience as chief executive officer at multiple pharmaceutical companies provide him with the qualifications and skills to serve as a director of our Company. Combined with his background in drug development and his medical and scientific expertise, Dr. Tierney’s experience brings impactful perspectives to the Board.

Christopher A. Posner

Mr. Posner, age 53, has served as a director of our Company since November 2022. Mr. Posner has served as the president and chief executive officer of Cara Therapeutics, Inc. since November 2021 and has served as a member of its board since August 2018. He has broad experience in commercial and marketing operations and product management at both large and specialty pharmaceutical companies, where he has focused on products for autoimmune, inflammatory and pain conditions, including XELJANZ® and ENBREL®. From July 2017 to October 2021, he served as the chief executive officer of LEO Pharma, Inc. US, a subsidiary of LEO Pharma A/S, a global healthcare company specializing in dermatology and critical care, including such conditions as psoriasis and atopic dermatitis. Prior to joining LEO, he was the head of worldwide commercial operations at R-Pharma-US, LLC, a specialty pharmaceutical company focused on oncology and chronic immune disorders, from 2014 until 2017. Previously, Mr. Posner held a variety of senior management positions in commercial and marketing operations at Bristol-Myers Squibb Company, Pfizer Inc., Wyeth Pharmaceuticals, Inc. and Endo International plc. Mr. Posner holds an M.B.A. from Fuqua School of Business, Duke University and a B.A. in Economics from Villanova University. Our Board believes that Mr. Posner’s extensive experience in global pharmaceutical management, sales and products provides him with the qualifications and skills to serve as a director of our Company. His deep experience in commercial and marketing operations and product management provides a critical perspective to the Board as the Company executes on its diverse product portfolio.

Mr. Mangless has provided us with notice that he intends to nominate three alternative director nominees for election as directors at the Annual Meeting. Although the Company is required to include all nominees for election on its WHITE proxy card under universal proxy rules, for additional information regarding the Mangless Nominees and any other related information, please refer to Mr. Mangless’s proxy statement if and when it is provided to you by Mr. Mangless. You can access Mr. Mangless’s proxy statement, and any other relevant documents, without cost on the SEC’s website. The Board DOES NOT endorse the election of the Mangless Nominees. You may receive proxy solicitation materials from Mr. Mangless, including a proxy statement and blue proxy card. IF YOU DO RECEIVE SUCH PROXY MATERIALS FROM MR. MANGLESS, OUR BOARD STRONGLY URGES YOU TO DISCARD AND NOT TO SIGN OR RETURN MR. MANGLESS’S BLUE PROXY CARD OR TO VOTE FOR ANY OF THE MANGLESS NOMINEES.

We believe that the director nominees proposed by our Board, with their breadth of relevant and diverse experience, are the most qualified candidates up for election at the Annual Meeting. Furthermore, our Board believes that the director nominees recommended and proposed by our Board would serve the interests of all of the Company’s stockholders better than the nominees proposed by one stockholder. If you have any questions or require any assistance with voting your shares, please contact Morrow Sodali, our proxy solicitor assisting us in connection with the Annual Meeting:

Morrow Sodali LLC

509 Madison Avenue, 12th Floor

New York, NY 10022

Call toll-free (800) 662-5200

or (203) 658-9400

Email: ZVRA@info.morrowsodali.com

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” EACH BOARD NOMINEE NAMED ABOVE USING THE ENCLOSED WHITE PROXY CARD.

CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL THE 2024 ANNUAL MEETING

Matthew R. Plooster

Mr. Plooster, age 41, has served as a director of our Company since March 2011 and the Chairman of our Board since January 2023. Mr. Plooster co-founded Bridgepoint Investment Banking, a division of Bridgepoint Holdings, LLC and Bridgepoint Holdings NE, LLC, where he has served as Managing Director since March 2012. Previously, Mr. Plooster worked as an investment banker at DeWaay Investment Banking from October 2010 to March 2012, Morgan Stanley from August 2009 to November 2009 and Deutsche Bank from 2004 to July 2009. Mr. Plooster received his Certificate in Business Excellence from Columbia Business School and his B.A. degree from the University of Chicago. Our Board believes that Mr. Plooster’s experience as an investor in and transaction experience with healthcare companies provides him with the qualifications and skills to serve as a director of our Company. Mr. Plooster has deep experience and expertise in capital raising, capital allocation, strategy and mergers and acquisitions.

Joseph B. Saluri

Mr. Saluri, age 56, has served as a director of our Company since January 2014. Since August 2018, Mr. Saluri has served as the chief executive officer and chairman of the board of BlueAllele, LLC, a start-up biotechnology company located in Oakdale, Minnesota. Mr. Saluri previously served as general counsel and executive vice president for Calyxt, Inc. from June 2017 to March 2018. Prior to his employment with Calyxt, Inc., Mr. Saluri served as general counsel for Stine Seed Company and its affiliates from July 1999 to March 2017.  Mr. Saluri practiced as an attorney and solicitor at law with Nicholas Critelli Associates, PC, in Des Moines, Iowa and London, England from June 1993 to June 1999. Mr. Saluri served as a director of Newlink Genetics Corporation, a public biopharmaceutical company from May 2010 to July 2017. Mr. Saluri received his J.D. degree from Drake University Law School and his B.S.B.A. degree from Drake University. Our Board believes that Mr. Saluri’s extensive legal background and experience in corporate management, governance, finance and investor relations provides him with the qualifications and skills to serve as a director of our Company.

CLASS I DIRECTOR CONTINUING IN OFFICE UNTIL THE 2025 ANNUAL MEETING

Tamara A. Favorito (formerly Tamara A. Seymour)

Ms. Favorito, age 64, has served as a director of our Company since August 2021. Ms. Favorito has more than 30 years of life sciences industry experience including 20 years as a chief financial officer. She currently serves as a board member and audit committee chair of Artelo Biosciences, Inc. and Kintara Therapeutics, Inc., both publicly-traded clinical-development stage companies. Ms. Favorito served on the board of directors of Beacon Discovery, Inc. from 2018 until their acquisition in March 2021. Ms. Favorito was interim CFO of Immunic, Inc., a publicly-traded clinical-stage drug development company in 2019. She served as CFO of Signal Genetics, Inc. (now Viridian Therapeutics, Inc.), a publicly-traded molecular diagnostics company, from 2014 to 2017, HemaQuest Pharmaceuticals, Inc., a venture-backed clinical-stage drug development company, from 2010 to 2014 and Favrille, Inc. (now MMR Global, Inc.), a publicly-traded clinical-stage drug development company, from 2001 to 2009. Earlier in her career, she spent eight years in public accounting with Deloitte & Touche LLP and PricewaterhouseCoopers LLP. Ms. Favorito is a Certified Public Accountant (inactive). She received an MBA, emphasis in Finance, from Georgia State University, and a BBA, emphasis in Accounting, from Valdosta State University. Our Board believes that Ms. Favorito's deep experience in corporate management, finance and life science as chief financial officer of multiple public companies provides her with the qualifications and skills to serve as a director of our Company. Her extensive experience includes leading multiple private and public financings and merger and acquisition ("M&A") transactions as well as leading the finance, investor relations, human resources, administration and managed care functions.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by the Board. Our Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board has affirmatively determined that the following five directors are independent directors within the meaning of the applicable Nasdaq listing standards: Ms. Favorito, Mr. Plooster, Mr. Posner, Mr. Saluri, and Dr. Tierney.

In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with us. The Board considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. Mr. Pascoe, our chief executive officer, and Dr. Mickle, our president, are not independent directors by virtue of their employment with the Company. On January 6, 2023, Travis C. Mickle, Ph.D. resigned as a Class I director and as president of the Company, in each case effective as of the date of the Annual Meeting.

FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or executive officers.

BOARD LEADERSHIP STRUCTURE

Our Board is currently chaired by our chairman, Mr. Plooster.

Our Amended and Restated Bylaws do not require that our Chairman of the Board and Chief Executive Officer positions be separate. We currently have an independent Chairman of the Board and a majority of our Board is comprised of independent directors. Mr. Pascoe is our current Chief Executive Officer and a director and Mr. Plooster is our current Chairman of the Board. In the Company’s current circumstances, we believe that this governance structure best reinforces the independence of the Board from management. In addition, we believe the Chairman is well-positioned to act as a bridge between management and the Board, facilitating the regular flow of information. Additionally, among other duties, the Chairman of the Board may represent the Board in communications with stockholders and other stakeholders and provide input on the structure and design of the Board. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. During its routine review of the Board’s leadership structure, the Company regularly considers the circumstances under which the roles of Chairman and Chief Executive Officer could most effectively serve the Company’s and its stockholders’ interests if combined. From time to time, the Company proactively engages with stockholders throughout the year to learn their perspectives on significant issues, and intends to continue to do so, including with respect to gathering stockholder perspectives on Board leadership structure.

BOARD DIVERSITY MATRIX

Board Diversity Matrix (As of [ ● ], 2023)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	1

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. The Board and its committees re-assess the Company’s risk environment on an ongoing basis, and consult with outside parties as needed from time to time in addressing both current and anticipated future risks. The Board elects to retain direct oversight responsibility for risks that are most effectively overseen by simultaneously leveraging broader areas of director expertise. Additionally, while the Board and its committees all review risks over the short-, intermediate-, and long-term, the Board more frequently elects to retain direct oversight over short-term or immediate risks. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also provides oversight and assistance in connection with our legal, regulatory and ethical compliance programs as established by management and the Board. The nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) oversees all aspects of our corporate governance functions and related risks. The compensation committee of the Board (the “Compensation Committee”) assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Management’s involvement in day-to-day risk management enables the Company’s disclosure committee, which consists of members of management, to assist our Chief Executive Officer and Chief Financial Officer in the effective design, establishment, maintenance, review, and evaluation of the Company’s disclosure controls and procedures. The Company’s management, led by our Chief Executive Officer and executive team, implements and supervises day‑to‑day risk management processes. Both the Board as a whole and the various standing committees receive periodic reports from our employees responsible for risk management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

The Board understands the importance of cybersecurity and has taken action to protect our systems and data.  We maintain our cybersecurity infrastructure through a number of security measures including our internal policies and procedures, business processes, and software technology tools to control and monitor our systems and security. Our Audit Committee has oversight responsibility over our cybersecurity measures.

The Board is also committed to prioritizing environmental, social, and governance (“ESG”) issues.  Our Board works closely with our management team to promote awareness of ESG issues and to integrate ESG promotion into our long-term business strategy.

MEETINGS OF THE BOARD OF DIRECTORS

Our Board met 14 times during 2022. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served during the portion of 2022 for which he or she was a director or committee member.

As required under the applicable Nasdaq listing standards, in the fiscal year ending December 31, 2022, our independent directors met 9 times in regularly scheduled executive sessions at which only our independent directors were present.

Information Regarding Committees of the Board of Directors

The Board has three committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The following table provides current membership information for each of the Board committees:

Name	Audit	Compensation	Nominating and Corporate Governance
Travis C. Mickle, Ph.D.**
Richard W. Pascoe
Tamara A. Favorito	X*	X*
Matthew R. Plooster		X	X
Christopher A. Posner	X	X
Joseph B. Saluri	X		X*
David S. Tierney, M.D.		X	X

* Committee Chair
** On January 6, 2023, Travis C. Mickle, Ph.D. resigned as a Class I director and as President of the Company, in each case effective as of the date of the Annual Meeting

Below is a description of each committee of the Board.

Audit Committee

The Audit Committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent registered public accounting firm. Our Audit Committee consists of three directors, Tamara A. Favorito, Joseph B. Saluri and Christopher A. Posner. David S. Tierney, M.D. served on the Audit Committee in 2022 and until January 2023. Our Board has determined that each of Ms. Favorito, Mr. Saluri, Mr. Posner and Dr. Tierney are independent directors under Nasdaq listing rules and under Rule 10A-3 under the Exchange Act. Ms. Favorito is the chair of the Audit Committee and our Board has determined that Ms. Favorito is an “audit committee financial expert” as defined by SEC rules and regulations and based on a qualitative assessment of Ms. Favorito’s level of knowledge and experience based on a number of factors including her previous business experience as described above under the section titled “Class I Director Continuing in Office until the 2025 Annual Meeting.” The principal duties and responsibilities of the Audit Committee include:

●

appointing and retaining an independent registered public accounting firm to audit our financial statements, assessing its independence from the Company, overseeing the independent registered public accounting firm’s work and determining the independent registered public accounting firm’s compensation;

●	approving in advance all audit services and non-audit services to be provided to us by our independent registered public accounting firm;

●

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or compliance matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

●

reviewing and discussing with management and our independent registered public accounting firm the results of the annual audit, the independent registered public accounting firm’s review of our quarterly financial statements and our earnings press releases;

●	conferring with management and our independent registered public accounting firm about the scope, adequacy and effectiveness of our internal accounting control and our financial reporting;.

●	reviewing and approving related person transactions;

●	reviewing the results of management’s efforts to monitor compliance with our programs and policies designed to ensure adherence to applicable laws and rules, as well as to our Code of Conduct; and

●

reviewing and discussing with management and our independent registered public accounting firm, as appropriate, our guidelines and policies with respect to risk assessment and risk management, including relating to our accounting matters, financial reporting and legal and regulatory compliance and the steps taken by management to monitor and control such exposures.

The Audit Committee met 4 times during the last fiscal year. Our Board has adopted a written audit committee charter that is available to our stockholders at www.zevra.com.

Report of the Audit Committee of the Board of Directors (1)

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with our management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to our Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Tamara A. Favorito (Chair)
Christopher A. Posner
Joseph B. Saluri

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee is composed of four directors, Matthew R. Plooster, Tamara A. Favorito, Christopher A. Posner and David S. Tierney, M.D.. Joseph B. Saluri served on the Compensation Committee in 2022 and until January 2023. All members of our Compensation Committee, including Joseph B. Saluri, during his service on the Compensation Committee, are independent under the Nasdaq listing rules, including with respect to service on a compensation committee, and each is a non-employee member of our Board as defined in Rule 16b-3 under the Exchange Act. Ms. Favorito is the chair of the Compensation Committee.

The principal duties and responsibilities of the Compensation Committee include:

●

reviewing our overall compensation strategy and policies, establishing and approving, or, if it deems appropriate, recommending to the Board, performance goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives and setting, or recommending to the full Board for approval, the compensation of our chief executive officer, including incentive-based and equity-based compensation, based on that evaluation;

●	setting, or recommending to the full Board for approval, the compensation of our other executive officers;

●

exercising administrative authority under our stock plans, as well as stock appreciation rights plans, pension and profit-sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, or any other similar programs which may be adopted from time to time;

●	setting, or recommending to the full Board for approval, the type and amount of compensation to be paid to our directors;

●	manage the appointment, compensation and oversight of any compensation consultant retained by the Compensation Committee;

●	reviewing and discussing with management the compensation discussion and analysis that we may be required from time to time to include in SEC filings; and

●

preparing a compensation committee report on executive compensation as may be required from time to time to be included in our annual proxy statements or annual reports on Form 10-K filed with the SEC.

The Compensation Committee met 5 times during 2022. Our Board has adopted a written compensation committee charter that is available to our stockholders at www.zevra.com.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets three times per year, but may meet with greater or lesser frequency, as deemed necessary by the Compensation Committee. The agenda for each meeting is usually developed by the chair of the Compensation Committee, in consultation with our chief executive officer. The Compensation Committee meets regularly in executive sessions. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. Our chief executive officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the Compensation Committee’s charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the Compensation Committee’s charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence. However, there is no requirement that any adviser be independent.

In 2022, the Compensation Committee engaged Mercer as a compensation consultant, who provided reports and recommendations for the Compensation Committee’s consideration when making compensation decisions for our non-employee directors and executive officers in 2022. The Compensation Committee has considered the adviser independence factors required under SEC and Nasdaq rules as they relate to Mercer and has determined that Mercer’s work does not raise a conflict of interest.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. In 2015, the Compensation Committee formed a single-person non-officer stock award committee, currently composed of our chief executive officer, Richard W. Pascoe, to which it delegated authority to grant, without any further action required by the Compensation Committee, stock awards to employees who are not officers of the Company, provided that such grants are made in accordance with guidelines established by the Compensation Committee. The purpose of this delegation of authority is to enhance the flexibility of our stock award administration and to facilitate the timely grant of stock awards to non-management employees, particularly new employees, within specified limits approved by the Compensation Committee. In particular, the single-person non-officer stock award committee may not grant stock awards to acquire more than 22,500 shares per employee and all grants made by this committee must be made to persons below the level of vice president. As part of the Compensation Committee’s oversight function, the minutes of each meeting and copies of each action by unanimous written consent of the single-member committee are to be sent to the members of the Compensation Committee. In 2022, the single-member committee exercised its authority to grant options to purchase an aggregate of 7,555 shares to non-officer employees.

The Compensation Committee endeavors to make significant adjustments to annual compensation, determine bonus and equity awards and establish new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the chief executive officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to it by the chief executive officer and executive chairman. In the case of the chief executive officer and executive chairman, the evaluation of their performance is conducted by the Compensation Committee, which determines any adjustments to their compensation as well as awards to be granted. For all executive officers, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive compensation paid at other companies identified by the consultant.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed of three directors, Joseph B. Saluri, Matthew R. Plooster and David S. Tierney, M.D.. Mr. Saluri is the chair of the Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee are independent under the Nasdaq listing rules.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee include:

●	identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by the Board);

●	reviewing and evaluating incumbent directors and the performance of the full Board and Board committees;

●	recommending to the Board candidates for election to the Board;

●	making recommendations to the Board regarding the membership of the committees of the Board;

●	overseeing and reviewing the processes and procedures used to provide information to the Board and its committees;

●

reviewing with the Chief Executive Officer the plans for succession to the offices of Chief Executive Officer and other key executive officers and making recommendations to the Board with respect to succession planning;

●	reviewing Company policy statements to determine their adherence to our Code of Conduct and considering any request by our directors or executive officers for a waiver from the Code of Conduct; and

●

overseeing and reviewing the Company’s corporate governance functions on behalf of the Board, including reviewing and assessing the adequacy of our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws and Board committee charters.

The Nominating and Corporate Governance Committee met 2 times during 2022. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to our stockholders at www.zevra.com.

The Nominating and Corporate Governance Committee appreciates the value of thoughtfully refreshing the Board over time, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. The Committee continuously evaluates the need for greater diversity in the composition of the Board in light of its view that new and varied perspectives can provide a valuable benefit.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, independence for purposes of the Nasdaq listing standards, diversity and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee c/o Zevra Therapeutics, Inc., 1180 Celebration Blvd. Suite 103, Celebration, FL 34747, Attn: Corporate Secretary, at least 90 days, but not more than 120 days, prior to the anniversary date of the preceding year’s annual meeting of stockholders. Submissions must include the full name age, business address and residence address of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information for the proposed nominee, a description of the proposed nominee’s qualifications as a director, the name and address of the stockholder on whose behalf the submission is made and the number and class of the Company’s shares that are beneficially owned by such stockholder and such nominee as of the date of submission, including the date that such shares were acquired by such nominee. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to Zevra Therapeutics, Inc., 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747, Attn: Corporate Secretary. Each communication must set forth:

●	the name and address of the stockholder on whose behalf the communication is sent; and

●	the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the communication.

The Corporate Secretary will review each communication. The Corporate Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Corporate Secretary shall discard the communication. These screening procedures have been approved by a majority of the independent directors.

All communications directed to the Audit Committee in accordance with our open door policy for reporting complaints regarding accounting and auditing matters that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the chair of the Audit Committee.

CODE OF ETHICS

We have adopted the Zevra Therapeutics, Inc. Code of Business Conduct and Ethics (the “Code of Conduct”), that applies to all officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct is available on our website at www.zevra.com. If we make any substantive amendments to the Code of Conduct or grant any waiver from a provision of the Code of Conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

POLICY ON HEDGING AND SPECULATIVE TRADING

Our insider trading and window period policy prohibits our employees and directors from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts or other inherently speculative transactions with respect to our stock at any time.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and has further directed that the Board submit the appointment of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. EY has audited the Company’s financial statements since 2022. Representatives of EY are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the appointment of EY as the Company’s independent registered public accounting firm. However, the audit committee is submitting the appointment of EY to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain EY. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the appointment of EY.

EY has served as the Company’s independent registered public accounting firm since June 14, 2022. RSM US LLP (“RSM”) previously served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021 and from January 1, 2022 until the Audit Committee’s dismissal of RSM as the Company’s independent registered public accounting firm on June 14, 2022.

The reports of RSM on the consolidated financial statements of the Company for the fiscal years ended December 31, 2021 and December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2021 and December 31, 2020 and the subsequent interim period through June 14, 2022, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RSM’s satisfaction, would have caused RSM to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years. During the fiscal years ended December 31, 2021 and December 31, 2020 and the subsequent interim period through June 14, 2022, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K, except that, as reported in Part I, Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 (the “Q1 2020 10-Q”), the Company reported a material weakness in its internal control over financial reporting during such period. As disclosed in the Q1 2020 10-Q, the Company concluded that a material weakness existed because certain controls over non-routine transactions were not designed at the appropriate level of precision to ensure the accuracy of calculations supporting non-routine transactions, and this control deficiency created a reasonable possibility that a material misstatement would not be prevented or detected in a timely manner. The Company concluded that as of December 31, 2020, its internal control over financial reporting was effective.

During the two years ended December 31, 2022, prior to our engagement of EY, neither the Company nor anyone on its behalf consulted EY regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

The Company provided RSM with a copy of the disclosures set forth above and requested that RSM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such statements. A copy of RSM’s letter, dated June 17, 2022, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 17, 2022.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2022 and December 31, 2021, by EY, the Company’s principal accountant.

Fiscal Year Ended (1)
2022
(in thousands)
Audit Fees (2)	$565
Audit-related Fees (3)	—
Tax Fees (4)	—
All Other Fees (5)	—
Total Fees	$565

(1)	All fees described in this table and corresponding footnotes were pre-approved by the Audit Committee.
(2)

Audit Fees are fees for the annual audit and quarterly reviews of the Company's financial statements, audits required by public company regulation, professional consultations with respect to accounting issues, registration statement filings and issuance of consents and similar matters.

(3)

Audit-related Fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” No Audit-related Fees were billed in fiscal year 2022 or 2021.

(4)	Tax Fees are fees for tax compliance, planning and preparation. No Tax Fees were billed in fiscal year 2022 or 2021.
(5)	All Other Fees are fees for products and services other than the services described above. No Other Fees were billed in fiscal year 2022 or 2021.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, tax services and other permissible non-audit services, so long as such non-audit services will not impair the independent registered public accounting firm’s independence and are consistent with applicable rules and regulations, up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by EY was compatible with maintaining the independent registered public accounting firm’s independence.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

MANGLESS PROPOSAL

Mr. Mangless (the “Proponent”) has notified the Company that he intends to present the following proposal for consideration at the Annual Meeting.

The Proponent intends to submit, for a stockholder vote at the Annual Meeting, the Proposal described below. Other than as disclosed in this Notice, the Proponent does not have any material interest in the Proposal.

To, pursuant to Section 109 of the General Corporation Law of the State of Delaware (the “DGCL”), Article V(C) of the Amended and Restated Certificate of Incorporation and Article XIII of the Bylaws, adopt a resolution that would repeal any provision of the Bylaws in effect at the time of the Annual Meeting that was not included in the Bylaws in effect as of January 1, 2023. The Proponent is not aware of any such provision of the Bylaws that has become effective, but it is possible that, following the date of this Notice and prior to the adoption of this resolution, such a provision could be disclosed and/or become effective.

The following is the text of the proposed resolution:

“RESOLVED, that any provision of the Bylaws of KemPharm, Inc. as of the date of effectiveness of this resolution that was not included in the Bylaws in effect as of January 1, 2023 be and hereby is repealed.”

The Proponent is bringing the Proposal for consideration by the Company’s stockholders at the Annual Meeting because the Board has the ability to make unilateral amendments to the Bylaws without obtaining stockholder approval and such amendments may not be in the best interests of the stockholders. The Proposal would allow stockholders to undo at the Annual Meeting any such amendments made after the date of this Notice and prior to the Annual Meeting and the Proponent believes that stockholders should have this ability. The Proponent believes that stockholders should have the opportunity to amend or repeal any amendments unilaterally adopted by the Board in this manner. An affirmative vote by the holders of at least 66 2/3% of the voting power of all outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, is required for the adoption of the Proposal.

Prior to February 21, 2023, Zevra Therapeutics, Inc. was named KemPharm, Inc. Therefore, Mr. Mangless’s Proposal refers to KemPharm, Inc.

BOARD RECOMMENDATION

The Board has carefully considered the Mangless Proposal and concluded, for the reasons noted below, that a blanket prohibition on Bylaw amendments prior to the Annual Meeting would not be in the best interests of the Company and its stockholders.

Each of the members of the Board has fiduciary duties to the Company’s shareholders. Specifically, the Board is responsible for managing, or directing the management of, the business and affairs of the Company. In meeting this responsibility, the Board has a fiduciary duty to act in the best interests of the Company and all of its stockholders. Further, the Company has adopted policies and practices designed to ensure and encourage the Board’s independent exercise of such duty. As a result, the Company’s Amended and Restated Bylaws expressly provide that the Amended and Restated Bylaws may be amended by the Board. It is important that the Board’s ability to act in the best interests of the Company and all stockholders not be limited.

The Board believes that the Mangless Proposal would undermine the ability of the Board to oversee the business and affairs of the Company and to protect all of the Company’s stockholders, as it would limit the Board’s ability to adopt changes to the Amended and Restated Bylaws (which is expressly permitted by the Amended and Restated Bylaws), even in cases where the Board determines that the changes are in the best interests of the Company and its stockholders.

While the Board has not adopted any amendments to the Amended and Restated Bylaws after January 1, 2023 and does not currently expect to adopt any amendments to the Amended and Restated Bylaws prior to the Annual Meeting, the Board may determine that an amendment is in the best interest of the Company and its stockholders. The Board believes that the automatic repeal of any duly adopted Bylaw amendment, irrespective of its content, could have the effect of repealing one or more properly adopted Bylaw amendments that the Board determined to be in the best interests of the Company and its stockholders and that was adopted in furtherance of the Board’s fiduciary duties, including in response to future events not yet known to the Company.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “AGAINST” PROPOSAL 3. IF PROPOSAL 3 IS PRESENTED, YOUR PROXY WILL BE VOTED “AGAINST” PROPOSAL 3 UNLESS YOU SPECIFY OTHERWISE.

EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers as of March 6, 2023:

Name	Age	Position
Richard W. Pascoe	59	Chief Executive Officer and Director
Travis C. Mickle, Ph.D.	50	President and Director(1)
Sven Guenther, Ph.D.	51	Chief Scientific Officer
R. LaDuane Clifton, CPA	50	Chief Financial Officer, Secretary and Treasurer
Joshua Schafer	52	Chief Commercial Officer and Executive Vice President of Business Development
Christal Mickle, M.A.	44	Chief Product Development Officer

(1) On January 6, 2023, Travis C. Mickle, Ph.D. resigned as a Class I director and as president of the Company, in each case effective as of the date of the Annual Meeting.

Executive Officers

Richard W. Pascoe

Biographical information regarding Mr. Pascoe is set forth under “Nominees for Election as a Class II Director for a Three-Year Term Expiring at the 2026 Annual Meeting.”

Travis C. Mickle, Ph.D.

Dr. Mickle, age 50, is a co-founder of our Company, the Company’s President and has served as a member of our Board since our inception in 2006. He previously served as chairman of our Board from November 2014 to November 2021. Dr. Mickle has served as our president since 2006, as our chief scientific officer from 2006 to October 2010, and as our chief executive officer from October 2010 to January 2023. Prior to founding our Company, Dr. Mickle spent five years with New River Pharmaceuticals, a specialty pharmaceutical company, where he was a senior research scientist from 2001 to 2002, the director of chemistry from 2002 to 2003 and the director of drug discovery and CMC from 2003 to 2005. Dr. Mickle received his Ph.D. degree from the University of Iowa and his B.A. degree from Simpson College. Our Board believes that Dr. Mickle’s leadership of our company since its inception, knowledge of our company as founder and experience with pharmaceutical companies provides him with the qualifications and skills to serve as a director of our company. On January 6, 2023, Dr. Mickle resigned as a Class I director and as President effective as of the date of the Annual Meeting and thereafter, Dr. Mickle intends to continue to support the Company as a consultant.

Sven Guenther, Ph.D.

Sven Guenther, Ph.D. has served as our Chief Scientific Officer since January 2023. Dr. Guenther was one of the first employees of Zevra, joined our Company as our group leader of research in 2007, and served as our Executive Vice President, Research and Development, from May 2014 to January 2023. In this role, he was a key contributor to the strategy and execution of all of Zevra’s early discovery work, as well as, the development and approval of three NDAs. As Chief Scientific Officer, he continues to lead Zevra’s research team and play a central role in the advancement of the Company’s pipeline. Dr. Guenther previously served as a Research Scientist for New River Pharmaceuticals, where he was part of the development team for Vyvanse®. He earned his Ph.D. from the University of Iowa and is listed as an inventor on numerous patents, as well as an author of several research papers.

R. LaDuane Clifton, CPA

R. LaDuane Clifton, CPA, has served as our Chief Financial Officer since June 2015 and as our secretary and treasurer since February 2016. Previously, Mr. Clifton served as our vice president of finance and corporate controller from April 2015 to June 2015. Prior to joining our company, Mr. Clifton served in a variety of positions with The LGL Group, Inc., a publicly held producer of industrial and commercial products and services, from August 2009 to February 2015, including chief financial officer, secretary and treasurer from December 2012 to February 2015, chief accounting officer and secretary from March 2010 to December 2012, and corporate controller from August 2009 to March 2010. From August 2008 to August 2009, Mr. Clifton served as the chief financial officer of a21, Inc., a publicly held holding company with businesses in stock photography and the online retail and manufacturer of framed art, and as its corporate controller from March 2007 to August 2008. Mr. Clifton served in a variety of finance and medical cost analysis roles with Aetna, Inc., a publicly held provider of healthcare benefits, from August 1991 to August 2004. Mr. Clifton was an auditor with KPMG, LLP from August 2004 to March 2007. Mr. Clifton received his B.B.A. and M.B.A. degrees from the University of North Florida and is a certified public accountant in the state of Florida.

Joshua Schafer

Joshua Schafer has served as our Chief Commercial Officer and Executive Vice President since January 2023. Mr. Schafer brings to Zevra over 25 years of pharmaceutical commercial, new product development and M&A experience. Mr. Schafer previously served as Senior Vice President and General Manager of the Autoimmune and Rare Disease business at Mallinckrodt Pharmaceuticals from December 2020 to November 2022. Prior to that at Mallinckrodt Pharmaceuticals, he served as Chief Strategy and Business Development Officer from September 2019 to December 2020 and Senior Vice President of Business Development and General Manager from January 2018 to September 2019. Prior to Mallinckrodt, Mr. Schafer served as Vice President and Oncology Therapeutic Area Head, Global Marketing and Strategy at Astellas Pharmaceuticals, where he was responsible for building the company's global oncology franchise, and also held senior roles at Takeda Pharmaceuticals, Accenture (formerly Anderson Consulting), G. D. Searle & Co. (later acquired by Pfizer) and Cognia Corporation. During his professional career, he has successfully led over $16 billion in aggregate M&A transactions. Mr. Schafer currently serves as a board member of Pharnext SA and Shuttle Pharmaceuticals. He received his B.A. in Biology and German at the University of Notre Dame, and both an M.S. in Biotechnology and an M.B.A. from Northwestern University.

Christal M.M. Mickle, M.A.

Christal M.M. Mickle, M.A. has served as our Chief Product Development Officer since January 2023. Ms. Mickle, who co-founded and has held a variety of positions at Zevra, most recently served as Senior Vice President, Operations and Product Development from June 2022 to January 2023 and Vice President, Operations and Product Development prior to that. In this role, she managed the development of each of Zevra’s products through strategic collaborations across the various drug development disciplines including clinical, regulatory, nonclinical, and manufacturing, enabling efficient use of funds and the ability to meet timelines and milestones. Before founding Zevra in 2006, Ms. Mickle started her career as a Research Associate for New River Pharmaceuticals, preparing compounds in ADHD, pain, and thyroid dysfunctions for further study. Throughout her more than 20 years in the pharmaceutical industry, Ms. Mickle has been involved in early discovery as a medicinal chemist, starting and helping build a pharmaceutical company, and interacting with the FDA. In addition, her efforts managing a team of talented scientists has led to the approval of three NDAs. Ms. Mickle received her M.A. degree in Medicinal Chemistry from the University of Virginia and her B.A. and B.S. degrees in Chemistry and Biochemistry, respectively, from Virginia Polytechnic Institute and State University. She is also listed as an inventor on several patents.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of the Record Date for:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our current executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 34,545,169 shares of common stock outstanding as of February 17, 2023.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include (a) shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before April 18, 2023, which is 60 days after February 17, 2023, and (b) restricted stock units vesting on or before April 18, 2023, which is 60 days after February 17, 2023. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants or restricted stock units for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for persons listed in the table is c/o Zevra Therapeutics, Inc., 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Name of Beneficial Owner
Principal Stockholders:
Samuel J. Braun (1)	3,021,660	8.8%
Named Executive Officers and Directors:
Richard W. Pascoe (2)	135,856	*
Travis C. Mickle, Ph.D. (3)	419,037	1.2
R. LaDuane Clifton, CPA (4)	90,584	*
Tamara A. Favorito (5)	7,700	*
Matthew R. Plooster (6)	31,413	*
Christopher A. Posner	—	—
Joseph B. Saluri (7)	22,868	*
David S. Tierney, M.D. (8)	27,855	*
All current directors and executive officers as a group (11 persons) (9)	873,879	2.5%

* Represents beneficial ownership of less than 1%.

(1)	As reported on a Schedule 13G/A filed by Samuel J. Braun with the SEC on January 12, 2022. Mr. Braun has sole voting and dispositive power over 2,657,160 shares and shared voting and dispositive power over 364,500 shares. ThinkSwitch Capital LLC has shared voting and dispositive power over 323,500 shares. ThetaBurn Investments, LLC has shared voting and dispositive power over 41,000 shares. The principal business address of Samuel J. Braun is 5 West Main St., Box 361, Warner, SD 57479-0361.
(2)	Consists of (a) 19,973 shares of common stock held directly by Mr. Pascoe and (b) 115,883 shares of common stock underlying options that are exercisable within 60 days of February 17, 2023.
(3)

Consists of (a) 46,395 shares of common stock held directly by Dr. Mickle, (b) 9,824 shares of common stock held by the Travis C. Mickle 2015 Dynasty Trust dated 7/21/2015, for which Christal M.M. Mickle serves as trustee, (c) 96,153 shares of common stock held by Mickle Holdings, LLC, for which Dr. Mickle is the sole manager member, (d) 11,034 shares of common stock held by Mickle Investments LLC, for which Dr. Mickle is the sole manager member, (e) 15,242 shares of common stock held by Christal M.M. Mickle 2015 Gift Trust dated 7/21/2015, for which Dr. Mickle serves as trustee, and (f) 240,389 shares of common stock underlying options held by Dr. Mickle that are exercisable within 60 days of February 17, 2023.

(4)	Consists of (a) 9,277 shares of common stock held directly by Mr. Clifton and (b) 81,307 shares of common stock underlying options that are exercisable within 60 days of February 17, 2023.
(5)	Consists of (a) 200 shares of common stock held directly by Ms. Favorito and (b) 7,500 shares of common stock underlying options that are exercisable within 60 days of February 17, 2023.
(6)

Consists of (a) 1,532 shares of common stock held directly by Mr. Plooster (including 1,021 shares held of record), (b) 69 shares of common stock held by TD Ameritrade Clearing Inc. Custodian FBO Matthew Ryan Plooster Roth IRA, for which Mr. Plooster serves as trustee, (c) 7,500 shares of common stock held jointly by Mr. Plooster and his spouse, and (d) 22,312 shares of common stock underlying options held by Mr. Plooster that are exercisable within 60 days of February 17, 2023.

(7)

Consists of (a) 1,306 shares of common stock held directly by Mr. Saluri (including 1,021 shares held of record) and (b) 21,562 shares of common stock underlying options that are exercisable within 60 days of February 17, 2023.

(8)

Consists of (a) 5,835 shares of common stock held directly by Dr. Tierney (including 835 shares held of record) and (b) 22,020 shares of common stock underlying options that are exercisable within 60 days of February 17, 2023.

(9)

Consists of (a) 239,052 shares of common stock held directly by current directors and executive officers as a group and (b) 634,827 shares of common stock underlying options that are exercisable within 60 days of February 17, 2023.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program offered to our named executive officers, identified below. For 2022, our named executive officers were:

●	Travis C. Mickle, Ph.D., our current President and director and our former Chief Executive Officer during 2022;

●	Richard W. Pascoe, our current Chief Executive Officer and director, and our former Executive Chairman during 2022;

●	R. LaDuane Clifton, CPA, our Chief Financial Officer, Secretary and Treasurer:

Dr. Mickle served as our Chief Executive Officer until January 6, 2023, when he resigned and was succeeded by Richard W. Pascoe, our current Chief Executive Officer.

2022 Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2022 and 2021, as applicable.

Name and Principal Position	Year	Salary ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total ($)
Travis C. Mickle, Ph.D.	2022	590,186	1,515,290	282,680	12,200	2,400,356
Current President and director, and our former Chief Executive Officer during 2022	2021	561,946	1,883,931	199,582	11,600	2,657,059
Richard W. Pascoe	2022	422,917	722,921	202,938	12,200	1,360,976
Current Chief Executive Officer and director, and our former Executive Chairman in 2022	2021	119,814	540,401	50,000	2,267	712,482
R. LaDuane Clifton, CPA	2022	410,975	474,792	138,417	13,823	1,038,007
Chief Financial Officer, Secretary and Treasurer	2021	370,993	589,929	92,234	13,056	1,066,212

(1)

The amounts reflect the full grant date fair value for awards granted during 2022 and 2021. The grant date fair value was computed in accordance with ASC Topic 718, Compensation—Stock Compensation. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting but assumes that the executive will perform the requisite service for the award to vest in full. The assumptions we used in valuing option awards are described in Note [K] to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(2)	The amounts for 2021 and 2022 reflect non-equity incentive plan awards paid in 2022 and 2023 for performance during 2021 and 2022, respectively.
(3)

The amounts reported in the “All Other Compensation” column for 2022 are comprised of contributions to the 401(k) plan, premiums we paid for life insurance policies and tax gross-up payments. See “Narrative to Summary Compensation Table—Other Compensation” for a description of the items in this column.

Narrative to 2022 Summary Compensation Table

We review compensation at least annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We do not target a specific competitive position or a specific mix of compensation among base salary, bonus or long-term incentives. The Compensation Committee has historically determined our executives’ compensation. Our Compensation Committee typically reviews and discusses management’s proposed compensation with the chief executive officer for all executives other than the chief executive officer. Based on those discussions and its discretion, our Compensation Committee, without members of management present, discusses and ultimately approves the compensation of our executive officers.

The primary elements of compensation for our named executive officers are base salary, annual cash bonuses and long-term, equity-based compensation awards. Our NEOs also participate in employee benefit plans and programs that we offer to our other full-time employees on the same basis.

Annual Base Salary

Our named executive officers receive base salary to compensate them for the satisfactory performance of duties to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Our named executive officers’ base salaries are reviewed periodically by our Compensation Committee, and adjustments may be made upon the approval of the Compensation Committee, in consultation with Mercer and management.

Effective February 1, 2022, our Compensation Committee approved an increase in Dr. Mickle’s, Mr. Pascoe’s, and Mr. Clifton’s annual base salary to $592,000 (from $570,234), $425,000 (from $400,000), and $414,112 (from $376,465), respectively.

Effective January 6, 2023, our Compensation Committee approved an increase in Mr. Pascoe’s and Mr. Clifton’s annual base salary to $592,000 and $446,000, respectively.

Non-Equity Incentive Plan (Annual Bonus) Awards

Our Board and Compensation Committee may make cash bonus and non-equity incentive plan awards in their discretion. For 2022, our named executive officers’ target annual cash bonuses (expressed as a percentage of annual base salary) were as follows:

Name	2022 Target Annual Bonus (% of Annual Base Salary)
Travis C. Mickle	50%
Richard W. Pascoe	50%
R. LaDuane Clifton	35%

Our Compensation Committee generally determines annual bonuses for our named executive officers by multiplying (a) base salary, by (b) target cash bonus percentage, by (c) the level of achievement of corporate performance objectives. In addition, the Compensation Committee retains discretion to adjust annual bonuses as it determines to be appropriate to reflect company performance, individual performance or other factors that the committee believes to be appropriate.

Under the 2022 annual bonus plan, the Board approved performance objectives based on the achievement of specified development, regulatory and financial milestones which included (i) the submission of the KP1077 Investigational New Drug Application to the FDA, (ii) initiation of the Phase 2 trial for KP1077 for the treatment of Idiopathic Hypersomnia (“IH”), (iii) receipt of orphan drug designation by the FDA for KP1077 for the treatment of IH, (iv) completion of a Board-approved transformational business development transaction, (v) an increase in the number of covering research analysts, and (vi) attainment of financial performance goals in accordance with the Board-approved operating plan. For each of our named executive officers who was eligible to receive an annual bonus for 2022, their annual bonus payments were linked directly to the percentage completion toward the accomplishment of these corporate objectives.

On January 6, 2023, our Compensation Committee approved annual cash bonus awards to Dr. Mickle, Mr. Pascoe, and Mr. Clifton of $282,680, $202,938, and $138,417, respectively, for their services in 2022. These award amounts were in recognition for Dr. Mickle’s, Mr. Pascoe’s, and Mr. Clifton’s performance during the indicated year and represented achievement of corporate objectives at 100% of target. The amounts actually paid to the named executive officers under our 2022 annual cash bonus plan are reflected in the “Non-Equity Incentive Plan Awards” column of the 2022 Summary Compensation Table above for 2022.

Long-Term Incentives

Our Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”) authorizes us to make grants to eligible recipients of non-qualified stock options, incentive stock options and other stock-based awards. All of our awards granted in 2022 under this plan have been in the form of stock options.

We typically grant stock options at the start of employment to each executive and our other employees. Additionally, the Compensation Committee may grant additional equity it its discretion to provide additional targeted grants in appropriate circumstances, such as in connection with an employee taking on a new role at the Company. Typically, our stock options vest in equal annual installments over a period of four years, subject to continued service. However, our Compensation Committee may, from time to time, construct alternate vesting schedules as it determines are appropriate to motivate particular employees. Additionally, stock options granted to our employees may be subject to accelerated vesting in certain circumstances, as described in the section titled “––Employment Arrangements and Potential Payments upon Termination of Employment.”

For employees who are not officers of the Company, we generally award stock options on the date the single-person non-officer stock award subcommittee of the Compensation Committee approves the grant. In 2015, the Compensation Committee formed a single-person non-officer stock award committee, currently composed of our chief executive officer, Richard W. Pascoe, to which it delegated authority to grant, without any further action required by the Compensation Committee, stock awards to employees who are not officers of the Company, provided that such grants are made in accordance with guidelines established by the Compensation Committee. If employees are officers of the Company we award stock options on the date the Compensation Committee approves the grant. We set the option exercise price as the last reported sale price of our common stock on the Nasdaq Stock Market on the date of grant.

We awarded stock options to our named executive officers during 2022 in the following amounts and with the vesting schedules indicated below. These options were granted with exercise prices equal to the fair market of our common stock on the date of grant, as determined by our Compensation Committee.

Name	Number of Options Granted
Travis Mickle	267,156 (1)
Richard W. Pascoe	127,286 (1)
R. LaDuane Clifton	83,486 (1)

(1) The option award vests in equal annual installments over a period of four years, subject to continued service. Additionally, the option award will vest in full and become immediately exercisable upon a change of control of the Company or if the executive is terminated without cause or resigns for good reason (each as defined in the executive’s employment agreement, discussed under the section entitled “Employment Arrangements and Potential Payments upon Termination of Employment”.

Other Compensation

The amounts shown in the “All Other Compensation” column in the 2022 Summary Compensation Table for 2022 consist of contributions to the 401(k) plan, tax gross-up payments associated with travel reimbursements that are generally available to all employees and premiums we paid for life insurance policies. We sponsor a 401(k) defined contribution plan in which our named executive officers may participate, subject to limits imposed by the Code, to the same extent as all of our other full-time employees. During 2022, we matched 100% of each eligible employee’s contributions up to 4% of total eligible compensation. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their contributions, and our matching contribution is also immediately and fully vested when made. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. Additionally, our named executive officers are eligible to participate in certain of our employee benefit plans and programs, including medical and dental benefits, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. Except for the benefits described above, we do not provide perquisites or personal benefits to our named executive officers.

Employment Arrangements and Potential Payments upon Termination of Employment

In May 2014, we entered into an employment agreement with Dr. Mickle, under which Dr. Mickle serves as our President and, during 2022, our Chief Executive Officer. In January 2023, Dr. Mickle resigned his role (i) as Chief Executive Officer, effective immediately, and (ii) as President and as a member of the Board, in each case, effective as of the date of the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). In connection with the management transition, the Company entered into (i) a transition agreement with Dr. Mickle (the “Transition Agreement”) and (ii) a consulting agreement with Dr. Mickle (the “Consulting Agreement”).

Pursuant to the terms of the Transition Agreement, subject to his timely delivering a release of claims in the Company’s favor, Dr. Mickle will receive severance payments and benefits consisting of (i) continued payment of his base salary for 18 months following the date on which Dr. Mickle’s employment with the Company ends (the “Separation Date”), (ii) up to 18 months of continued medical, dental and vision coverage pursuant to COBRA and (iii) a one-time, lump sum bonus payment equal to a pro rata amount of his annual performance-based target bonus for the year in which the Separation Date occurs. In addition, immediately prior to the Separation Date, all outstanding options to purchase the Company’s common stock held by Dr. Mickle will be vested in full, and such accelerated vested options may be exercised through the later of (i) the 18-month anniversary of the date of the Transition Agreement and (ii) the date of the termination of the Consulting Agreement.

Pursuant to the terms of the Consulting Agreement, Dr. Mickle has agreed to provide consulting services until the first anniversary of the 2023 Annual Meeting. In exchange for such services, Dr. Mickle will receive consulting fees of $40,000 per month. In addition, in 2023, Dr. Mickle was granted, under the 2014 Plan, 547,945 performance-based restricted stock units, which will vest in full upon the timely achievement of a clinical and development milestone, subject to forfeiture upon certain disqualifying events.

In November 2021, we entered into an employment agreement with Mr. Pascoe, under which Mr. Pascoe served as our Executive Chairman during 2022. In connection with Mr. Pascoe's appointment as the Chief Executive Officer in January 2023, we entered into an amendment to such employment agreement with Mr. Pascoe. Pursuant to the amendment, (i) Mr. Pascoe’s annual base salary was increased to $592,000, (ii) his annual performance-based target bonus was increased to 55% of his annual base salary, and (iii) he became entitled to receive an option under the 2014 Plan to purchase 700,000 shares of the Company’s common stock at an exercise price equal to the closing price of the Company’s common stock on January 9, 2023. The option will vest in four equal annual installments, with the first such installment occurring on January 6, 2024 (subject to Mr. Pascoe’s continued service to the Company through the applicable vesting date).

Under the employment agreement, as amended, upon the execution of a release of claims, Mr. Pascoe is eligible to receive severance benefits in specified circumstances. In the event that we terminate Mr. Pascoe without cause or he resigns for good reason, Mr. Pascoe will be entitled to receive (a) an amount equal to 12 months of his annual base salary, less applicable deductions, payable in accordance with our normal payroll schedule, (b) a pro rata bonus award payable on the first regularly scheduled pay day following the 60th day after his termination, (c) up to 12 months of continued health coverage and (d) full vesting of his outstanding equity awards (with any performance goals being deemed to have been met as of the date of termination), except that if such termination occurs within 60 days before, upon or within one year following a sale that constitutes a “change in control event” as defined in Section 409A of the Internal Revenue Code of 1986, as amended, or the Code, then in lieu of the payments described in clause (a)  Mr. Pascoe will be entitled to receive a lump sum payment equal to one and one-half times the sum of his annual salary plus his target annual bonus on the first regularly scheduled pay day following the 60th day after his termination; in lieu of the payment described in clause (b) Mr. Pascoe will be entitled to receive an amount equal to his target annual bonus; and the health coverage continuation period described in clause (c) will be extended to up to 18 months.  In the event that we terminate Mr. Pascoe with cause, Mr. Pascoe resigns without good reason, or his employment is terminated due to mutual agreement, death or disability, then Mr. Pascoe will not be entitled to receive severance benefits.  Under the terms of Mr. Pascoe's employment agreement, if we consummate a Change in Control (as defined in the 2014 Plan), all then unvested time-based equity awards shall become fully vested and immediately exercisable immediately prior to such Change in Control.

The following definitions have been adopted in Mr. Pascoe’s employment agreement:

●

“cause” generally means (a) executive is convicted of, or pleads nolo contendere to, a crime constituting a misdemeanor involving dishonesty or moral turpitude or any crime constituting a felony, (b) executive neglects, refuses or fails to perform executive’s material duties, (c) executive commits a material act of dishonesty or otherwise engages in or is guilty of gross negligence or willful misconduct in the performance of executive’s duties or (d) executive materially breaches the provisions of any written non-competition, non-disclosure or non-solicitation agreement, or any other agreement with us provided, however, that executive shall have 15 days following a notice of termination specifying a condition under clause (b), (c) or (d) constituting cause to cure such condition; and

●

“good reason” generally means (a) material diminution by us of the executive’s authority, duties or responsibilities the duration of which is greater than 15 days and which is not the result of his acts or omissions which constitute cause, (b) a material change in the geographic location at which the executive must perform services under the agreement, (c) a material diminution in his base salary which is not the result of an across-the-board reduction in base salaries of other senior executives of the Company or (d) any action or inaction that constitutes a material breach by us of the agreement, including our failure to pay any amounts due to the executive or our failure to obtain from a successor the express assumption of the agreement.

In June 2015, we entered into an amended and restated employment agreement with Mr. Clifton under which he serves as our Chief Financial Officer, which has been subsequently amended. Under this agreement, Mr. Clifton is eligible to receive severance benefits in specified circumstances.

In the event that we terminate Mr. Clifton without cause or he resigns for good reason, Mr. Clifton will be entitled to receive (a) an amount equal to 12 months of his annual base salary, less applicable deductions, payable in accordance with our normal payroll schedule, (b) a pro rata bonus award payable on the first regularly scheduled pay day immediately after his termination, (c) 12 months of continued health coverage and (d) full vesting of his outstanding equity awards, except that if such termination occurs upon or within one year following a sale that constitutes a “change in control event” as defined in Section 409A of the Code then in lieu of the payment described in clause (a) Mr. Clifton will be entitled to a lump sum payment equal to his annual base salary on the first regularly scheduled pay day immediately following the effective date of his termination. In the event that we terminate Mr. Clifton with cause, Mr. Clifton resigns without good reason, or the employment is terminated due to mutual agreement, death or disability, then Mr. Clifton will not be entitled to receive severance benefits. Under the terms of Mr. Clifton’s amended and restated employment agreement, as amended, any outstanding equity award shall become fully vested and immediately exercisable immediately prior to a change in control.

The following definitions have been adopted in Mr. Clifton’s employment agreement:

●

“cause” generally means (a) executive performed an act or acts of willful and material malfeasance or misconduct with respect to the performance of his duties and responsibilities as an employee and executive officer or under the agreement that results in material harm to us that remains uncorrected for 15 days after receipt of written notice, (b) executive’s continued failure to devote his full business time and attention and his best efforts to the faithful performance of his material duties and responsibilities (other than a failure resulting from disability) that remains uncorrected for 15 days after receipt of written notice, (c) executive’s material breach of any material provision of the agreement that remains uncorrected for 15 days after receipt of written notice, (d) executive commits an act of fraud, embezzlement, misappropriation, or personal dishonesty against us (which, if proven, would constitute a felony) or (e) the conviction of, or plea of nolo contendere by, executive to a crime constituting a felony; and

●

“good reason” generally means (a) material diminution by us of executive’s authority, duties or responsibilities the duration of which is greater than 15 days and which is not the result of his acts or omissions which constitute cause, (b) a material change in the geographic location at which executive must perform services under the agreement, (c) a material diminution in executive's base salary which is not the result of his acts or omissions which constitute cause or (d) any action or inaction that constitutes a material breach by us of the agreement, including our failure to pay any amounts due to executive or our failure to obtain from a successor the express assumption of the agreement.

Additionally, each of our named executive officers has agreed to refrain from disclosing our confidential information during or following his employment, and from competing with us or soliciting our employees or consultants for 18 months (or, for Mr. Clifton, 12 months) following termination of his employment.

Outstanding Equity Awards at End of 2022

The following table provides information about outstanding stock options held by each of our named executive officers at December 31, 2022. All of these options were granted under our 2007 Stock Incentive Plan (the “2007 Plan”) or our 2014 Plan.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Travis C. Mickle, Ph.D.	1,666	—	$93.60	07/30/2024
	13,750	—	$327.20	09/04/2025
	9,375	—	$201.92	02/10/2026
	14,062	—	$56.80	01/26/2027
	14,062	—	$88.00	01/24/2028
	19,688	6,562 (1)(2)	$42.56	02/05/2029
	2,250	—	$8.2576	11/24/2029
	26,250	—	$5.984	02/04/2030
	65,935	197,808 (1)(3)	$9.06	08/19/2031
	—	267,156 (1)(4)	$7.17	01/31/2032
Richard W. Pascoe	625	—	$304.32	08/25/2025
	625	—	$96.80	05/23/2026
	625	—	$63.20	05/22/2027
	937	—	$97.60	05/21/2028
	1,875	—	$25.92	04/23/2029
	1,875	—	$4.34	06/18/2030
	15,000	—	$15.47	06/16/2031
	62,500	37,500 (1)(5)	$9.10	11/09/2031
	—	127,286 (1)(4)	$7.17	01/31/2032
R. LaDuane Clifton, CPA	1,333	—	$176.00	04/01/2025
	2,812	—	$292.64	06/25/2025
	937	—	$327.20	09/03/2025
	3,125	—	$201.92	02/10/2026
	4,687	—	$56.80	01/26/2027
	4,687	—	$88.00	01/24/2028
	7,500	2,500 (1)(2)	$42.56	02/05/2029
	2,250	—	$8.26	11/24/2029
	10,000	—	$5.98	02/04/2030
	20,605	61,818 (1)(3)	$9.06	08/19/2031
	—	83,486 (1)(4)	$7.17	01/31/2032

(1)

The option awards will vest in full and become immediately exercisable (i) in the event that the option holder is terminated by us without cause or resigns for good reason or (ii) immediately prior to any change in control of Zevra.

(2)	The shares underlying this option will vest in equal annual installments over a period of four years beginning on February 6, 2020, through February 6, 2023, subject to continued service.
(3)	The shares underlying this option will vest in equal annual installments over a period of four years beginning on August 20, 2022, through August 20, 2025, subject to continued service.
(4)	The shares underlying this option will vest in equal annual installments over a period of four years beginning on February 1, 2023, through February 1, 2026, subject to continued service.
(5)	The unvested portion of this option will vest in three equal annual installments, with the first such installment occurring on November 10, 2023.

Limitations on Liability and Indemnification Matters

Our amended and restated certificate of incorporation contains provisions that limit the liability of our current and former directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:

●	any breach of the director’s duty of loyalty to the corporation or its stockholders;

●	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

●	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

●	any transaction from which the director derived an improper personal benefit.

This limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our amended and restated certificate of incorporation and our amended and restated bylaws provide that we are required to indemnify our directors to the fullest extent permitted by Delaware law. Our amended and restated bylaws also provide that, upon satisfaction of certain conditions, we are required to advance expenses incurred by a director in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. Our amended and restated bylaws also provide our Board with discretion to indemnify our officers and employees when determined appropriate by the Board. We have entered into and expect to continue to enter into agreements to indemnify our directors and executive officers. With certain exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought and, other than the securities litigation matter we previously disclosed under Part I, Item 3—Legal Proceedings in our Annual Report on Form 10-K, we are not aware of any threatened litigation that may result in claims for indemnification.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from them. The director or officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information subject to compliance with the terms of our insider trading policy.

Pay Versus Performance

In accordance with the SEC’s disclosure requirements regarding pay versus performance, or PVP, this section presents the SEC-defined “Compensation Actually Paid,” or CAP. Also required by the SEC, this section compares CAP to various measures used to gauge our performance. CAP is a supplemental measure to be viewed alongside performance measures as an addition to the philosophy and strategy of compensation-setting discussed elsewhere in the overview of the executive compensation program, not in replacement.

Pay Versus Performance Table

The following table sets forth information concerning the compensation of our named executive officers for each of the fiscal years ended December 31, 2021 and 2022, and our financial performance for each such fiscal year:

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)	Total Shareholder Return ($)	Net Income ($)
2022	2,400,356	1,349,703	1,199,492	1,106,040	40.98	[______] (2)
2021	2,657,059	2,808,110	953,616	989,957	77.77	(8,555,000)

(1)     Amounts represent compensation actually paid to our principal executive officer (“PEO”) and the average compensation actually paid to our remaining named executive officers for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2022	Travis C. Mickle, Ph.D.	Richard W. Pascoe and R. LaDuane Clifton, CPA
2021	Travis C. Mickle, Ph.D.	Richard W. Pascoe, Sven Guenther, Ph.D. and R. LaDuane Clifton, CPA

(2) The net income or loss for 2022 has not been determined, and is therefore not presently known. We will supplement this disclosure with appropriate filings with the SEC after such time as the net income or loss for 2022 is determined.

Compensation actually paid to our named executive officers represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2021		2022
Adjustments	PEO	Average Non- PEO NEOs	PEO	Average Non- PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	(1,883,931)	(571,739)	(1,515,290)	(598,857)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	1,978,073	593,748	1,496,074	590,162
—Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	—	—	—	—
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	(28,240)	(10,508)	(812,812)	(202,439)
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	85,149	24,840	(218,625)	117,682
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	—	—	—	—
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—	—	—
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	—	—	—	—
TOTAL ADJUSTMENTS	151,051	36,341	(1,050,653)	(93,452)

Relationship Between Pay and Financial Performance Measures

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining named executive officers, with our cumulative TSR for the fiscal years ended December 31, 2021 and 2022. TSR amounts reported in the graph assume an initial fixed investment of $100. The net income or loss for 2022 has not been determined, and is therefore not presently known. We will supplement this disclosure with appropriate filings with the SEC after such time as the net income or loss for 2022 is determined in order to show a comparison between the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining named executive officers, with our net income, for the fiscal years ended December 31, 2021 and 2022.

DIRECTOR COMPENSATION

Our Compensation Committee has adopted a non-employee director compensation policy, which provides for cash stipends to be paid to each of our non-employee directors for service on the Board and for service on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. These stipends are payable in four equal quarterly installments on the last day of each quarter. The cash stipends payable under this policy are as follows:

	Member Annual Service Stipend ($)	Chairman Additional Annual Service Stipend ($)
Board of Directors (1)	40,000	15,000
Audit Committee	7,500	15,000
Compensation Committee	5,000	10,000
Nominating and Corporate Governance Committee	5,000	7,500
Lead independent director*	15,000	—

* If one is appointed.

(1) Increased from $35,000, effective as of February 1, 2022.

Additionally, under this policy, each non-employee director who continues to serve as a non-employee member of our Board following the annual meeting of our stockholders is eligible to receive an option to purchase 15,000 shares of our common stock at an exercise price equal to the last reported sale price of our common stock on The Nasdaq Stock Market on the date of grant. These stock options will vest and become exercisable in full on the earliest of (i) the first anniversary of the grant date, (ii) the day before the first annual stockholders meeting occurring after the grant date or (iii) immediately prior to a change in control of the Company, subject in each case to the director’s continued service on such vesting date.

Following the annual non-employee director compensation policy reviews undertaken by the Board, and based upon the recommendation of the Compensation Committee after consultation with Mercer, the Board elected to revise the policy, effective February 15, 2023. The table below summarizes cash compensation to be paid under the policy as amended effective February 15, 2023. Additionally, the Board revised the policy to increase the number of shares subject to the option to be granted annually under the policy from 15,000 to 39,200 (or, for the Chairman of the Board, 49,200).

	Member Annual Service Stipend ($)	Chairman Additional Annual Service Stipend ($)
Board of Directors	40,000	75,000
Audit Committee	9,000	22,500
Compensation Committee	7,000	15,000
Nominating and Corporate Governance Committee	5,000	12,500
Lead independent director*	15,000	—

* If one is appointed.

2022 Director Compensation Table

The following table sets forth information regarding compensation earned for service on our Board during 2022 by our non-employee directors. Mr. Pascoe, our Chief Executive Officer, director and former Executive Chairman, and Dr. Mickle, our President and director and former Chief Executive Officer, were also directors during 2022 but did not receive any additional compensation for their respective service as a director. Mr. Pascoe and Dr. Mickle’s compensation as executive officers is set forth above under “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)	Total ($)
Tamara A. Favorito	67,500 (2)	51,058	118,558
Matthew R. Plooster	60,000 (3)	51,058	111,058
Christopher A. Posner	3,696 (4)	80,648	84,344
Joseph B. Saluri	65,000 (5)	51,058	116,058
David S. Tierney, M.D.	57,500 (6)	51,058	108,558

(1)

This column reflects the full grant date fair value for options granted during the year as measured pursuant to ASC Topic 718 as stock-based compensation in our financial statements. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting but assumes that the director will perform the requisite service for the award to vest in full. The assumptions we used in valuing options are described in Note [K] to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. See the table below for the number of option awards outstanding as of December 31, 2022.

(2)	Represents stipends awarded for Ms. Favorito’s service on our Board, as the chairman of our Audit Committee and as a member of our Compensation Committee during 2022.
(3)	Represents stipends awarded for Mr. Plooster’s service on our Board, as the chairman of our Compensation Committee and as a member of our Nominating and Corporate Governance Committee during 2022.
(4)	Represents stipends awarded for Mr. Posner’s service on our Board from November 28, 2022, to December 31, 2022.
(5)

Represents stipends awarded for Mr. Saluri’s service on our Board, as a member of our Audit Committee and as the chairman of our Nominating and Corporate Governance Committee during 2022, and as a member of the Compensation Committee during 2022

(6)

Represents stipends awarded for Dr. Tierney’s service on our Board, as a member of our Audit Committee, as a member of our Compensation Committee, and as a member of our Nominating and Corporate Governance Committee during 2022.

The table below shows the aggregate number of option awards outstanding for each of our non-employee directors as of December 31, 2022:

Name	Aggregate Option Awards Outstanding (#)
Tamara A. Favorito	37,500 (A)
Matthew R. Plooster	37,312 (B)
Christopher A. Posner	22,500 (C)
Joseph B. Saluri	36,562 (D)
David S. Tierney, M.D.	37,020 (E)

(A)

As of December 31, 2022, 7,500 shares underlying these options were vested. Of the remaining 15,000 shares underlying these options, 15,000 will vest in equal annual installments over a period of two years beginning on August 18, 2023, through August 18, 2024, and 15,000 will vest on the earlier of (i) June 28, 2023 or (ii) one day prior to the date of the Annual Meeting.

(B)

As of December 31, 2022, 22,312 shares underlying these options were vested. The remaining 15,000 shares underlying these options will vest on the earlier of (i) June 28, 2023 or (ii) one day prior to the date of the Annual Meeting.

(C)	As of December 31, 2022, 22,500 shares underlying these options will vest in equal annual installments over a period of three years beginning on November 28, 2023, through November 28, 2025.
(D)

As of December 31, 2022, 21,562 shares underlying these options were vested. The remaining 15,000 shares underlying these options will vest on the earlier of (i) June 28, 2023 or (ii) one day prior to the date of the Annual Meeting.

(E)

As of December 31, 2022, 22,020 shares underlying these options were vested. The remaining 15,000 shares underlying these options will vest on the earlier of (i) June 28, 2023 or (ii) one day prior to the date of the Annual Meeting.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER THE EQUITY COMPENSATION PLANS

The following table provides information with respect to all of our equity compensation plans in effect as of December 31, 2022. Information is included for the 2007 Plan and the A&R 2014 Plan, each of which was in effect as of December 31, 2022 and was adopted with the approval of our stockholders.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a)	Weighted-average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#) (c)
Equity compensation plans approved by security holders	2,456,407 (1)	$16.84	5,838,873(2)
Equity compensation plans not approved by security holders	—	—	—
Total	2,456,407		5,705,630

(1)	Includes (i) options to purchase a total of 5,182 shares of our common stock under the 2007 Plan and (ii) options to purchase a total of 2,451,225 shares of common stock under the A&R 2014 Plan.
(2)

Consists of 4,421,508 shares of common stock reserved for issuance under the A&R 2014 Plan and 1,417,365 shares of common stock reserved for issuance under the 2021 ESPP. The number of shares of our common stock reserved for issuance under the A&R 2014 Plan will automatically increase each year on January 1 from January 1, 2016 continuing through January 1, 2031, by (i) 4.0% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or (ii) a lesser number of shares determined by our Board. Pursuant to the terms of the A&R 2014 Plan, an additional 1,381,612 shares of common stock were added to the number of shares reserved for issuance under the A&R 2014 Plan, effective January 1, 2023.

TRANSACTIONS WITH RELATED PERSONS

RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES

We have a related person transaction policy in writing that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;

●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

Certain Transactions

The following are certain transactions, arrangements and relationships with persons who are, or were during the period beginning January 1, 2021, our directors, executive officers or stockholders owning 5% or more of our outstanding common shares.

Investors’ Rights Agreement

We have entered into an investors’ rights agreement with some of our stockholders, including Deerfield Private Design Fund III, L.P., which was formerly a 5% stockholder. The investors’ rights agreement, among other things, grants these stockholders specified registration rights with respect to shares of our common stock, including shares of common stock issued or issuable upon conversion or reclassification of the shares of our redeemable convertible preferred stock, convertible notes and warrants held by them. The provisions of this agreement, other than those relating to registration rights, terminated on the two-year anniversary of our initial public offering as to all stockholders party to such agreement, other than Deerfield Private Design Fund III, L.P.

Indemnification Agreements

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our Board with discretion to indemnify our officers and employees when determined appropriate by the Board.

In addition, we have entered into indemnification agreements with our directors and executive officers. For more information regarding these agreements, see “Executive Compensation—Limitations on Liability and Indemnification Matters.”

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, we and a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single copy of this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2022 will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. A WHITE proxy card or WHITE voting instruction form will be delivered for each of the stockholders sharing an address. Once you have received notice from us or your broker that we or they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of our proxy materials, or if you currently receive multiple copies of the proxy materials and would like to request “householding”, please notify your broker or Zevra. Direct your written request to Zevra Therapeutics, Inc., 1180 Celebration Blvd. Suite 103, Celebration, FL 34747, Attn: Corporate Secretary or contact Timothy Sangiovanni, Vice President, Corporate Controller, at (321) 939-3416.

OTHER MATTERS

Other than as disclosed elsewhere in this proxy statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

[ ● ], 2023

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is available without charge upon written request to Zevra Therapeutics, Inc., 1180 Celebration Blvd., Suite 103, Celebration, FL 34747 Attn: Corporate Secretary.

Annex A

INFORMATION CONCERNING PARTICIPANTS
IN THE COMPANY’S SOLICITATION OF PROXIES

The Company, its directors, director nominees, as well as other persons who solicit proxies on its behalf. are considered to be “participants” in the Board’s solicitation of proxies from its stockholders in connection with the Annual Meeting under applicable regulations of the SEC. The following tables set forth the name, business address, present principal occupation and address of any corporation in which such employment is carried on of such “participants” in the Board’s solicitation of proxies.

Directors and Nominees

The present principal occupations or employment, and principal business of any corporation in which such occupation or employment is carried on, of the Company’s directors and nominees who are considered “participants” in the Board’s solicitation are set forth under the section above titled “Proposal 1—Election of Directors” of this proxy statement. The business address of each of the Company’s directors and nominees is c/o Zevra Therapeutics, Inc., 1180 Celebration Boulevard, Suite 103, Celebration, Florida 34747. The name, principal occupation and address of the organization of employment, of each of the Company’s directors and nominees are as follows:

Name	Principal Occupation or Employment	Business Address/Address of Organization of Principal Occupation or Employment
Travis C. Mickle, Ph.D.	President of Zevra Therapeutics, Inc.	Zevra Therapeutics, Inc., 1180 Celebration Boulevard, Suite 103, Celebration, Florida 34747
Richard W. Pascoe	Chief Executive Officer of Zevra Therapeutics, Inc.	Zevra Therapeutics, Inc., 1180 Celebration Boulevard, Suite 103, Celebration, Florida 34747
Tamara A. Favorito	Retired	N/A
Matthew R. Plooster	Managing Director of Bridgepoint Holdings NE, LLC	1299 Farnam Street, Suite 1550, Omaha, Nebraska 68102
Christopher A. Posner	President and Chief Executive Officer of Cara Therapeutics, Inc.	4 Stamford Plaza, 107 Elm Street, 9th Floor, Stamford, Connecticut, 06902
Joseph B. Saluri	Chief Executive Officer of BlueAllele, LLC	3810 Hopkins Place, North Oakdale, Minnesota 55128
David S. Tierney, M.D.	President and Chief Executive Officer of Aramis Biosciences	266 Main Street, Building 2, Suite 11, Medfield, Massachusetts 02052

Executive Officers and Employees

The principal occupations of the Company’s executive officers and employees who are considered “participants” in the Board’s solicitation of proxies (other than the executive officer who also serves as a director of the Company) are set forth below. The principal occupation refers to such person’s position with the Company and the business address for each person below is c/o Zevra Therapeutics, Inc., 1180 Celebration Boulevard, Suite 103, Celebration, Florida 34747.

Name	Principal Occupation
R. LaDuane Clifton, CPA	Chief Financial Officer, Secretary and Treasurer
Sven Guenther, Ph.D.	Chief Scientific Officer
Christal M.M. Mickle, M.A.	Chief Product Development Officer
Joshua Schafer	Chief Commercial Officer and Executive Vice President, Business Development

Information Regarding Ownership of Zevra Securities by Participants

The number of shares of the Company’s common stock beneficially owned by its directors, director nominees and executive officers that are considered to be participants as of February 17, 2023 is set forth under the “Security Ownership of Certain Beneficial Owners and Management” table and notes thereto elsewhere in this proxy statement. The number of shares held directly by the employees and those considered to be associates of participants that are not reflected in the “Security Ownership of Certain Beneficial Owners and Management” table and notes thereto in this proxy statement are shown below:

Name	Shares Beneficially Owned	Shares Owned of Record But Not Beneficially
Sven Guenther, Ph.D.	84,414	N/A
Christal M.M. Mickle, M.A.	175,371	N/A
Joshua Schafer	—	N/A

Information Regarding Transactions in Zevra Securities by Participants

The following table sets forth information regarding all securities of the Company purchased or sold by each of the participants listed above under “Directors and Nominees” and “Executive Officers and Employees” during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to the Company’s equity compensation plans and none of the purchase price or market value of those securities are represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. Refer to “Key to Transaction Descriptions” below the table for an explanation of transaction descriptions.

Name	Transaction Date	# of Shares	Transaction Description
R. LaDuane Clifton	05/27/2021	150	OMP
Travis C. Mickle	06/14/2021	1,500	OMP
R. LaDuane Clifton	06/23/2021	75	OMP
Travis C. Mickle	08/24/2021	(9,412)	TRN
Christal M.M. Mickle	08/24/2021	9,412	TRN
Travis C. Mickle	08/30/2021	5,000	OMP
R. LaDuane Clifton	09/01/2021	230	OMP
R. LaDuane Clifton	09/20/2021	935	OMP
R. LaDuane Clifton	09/29/2021	215	OMP
R. LaDuane Clifton	11/18/2021	510	OMP
Travis C. Mickle	11/18/2021	2,250	OMP
David S. Tierney	11/30/2021	2,000	OMP
Richard W. Pascoe	11/30/2021	1,500	OMP
Matthew R. Plooster	12/01/2021	2,500	OMP
R. LaDuane Clifton	05/18/2022	1,200	OMP
Richard W. Pascoe	05/18/2022	5,000	OMP
Matthew R. Plooster	05/18/2022	5,000	OMP
Tamara A. Favorito	05/20/2022	200	OMP
Travis C. Mickle	05/25/2022	13,000	OMP
David S. Tierney	05/25/2022	2,000	OMP
R. LaDuane Clifton	05/31/2022	669	ESPP
Travis C. Mickle	05/31/2022	3,937	ESPP
R. LaDuane Clifton	09/30/2022	1,000	OMP
R. LaDuane Clifton	11/30/2022	533	ESPP
Travis C. Mickle	11/30/2022	2,937	ESPP
Richard W. Pascoe	11/30/2022	2,188	ESPP
Richard W. Pascoe	01/13/2023	9,500	OMP
R. LaDuane Clifton	01/13/2023	635	OMP

Key to Transaction Descriptions
OMP	Open Market Purchase
TRN	Transfer of Shares
ESPP	Purchase pursuant to Employee Stock Purchase Plan

Miscellaneous Information Concerning Participants

Except as described in this Annex A or otherwise disclosed in the proxy statement, to the Company’s knowledge:

●	No participant owns any securities of the Company of record that such participant does not own beneficially.

●

No participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

●	No associate of any participant owns beneficially, directly or indirectly, any securities of the Company.

●	No participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company.

●

No participant nor any associate of a participant is a party to any transaction, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which (a) the Company was or is to be a participant, (b) the amount involved exceeds $120,000 and (c) any participant or any related person thereof had or will have a direct or indirect material interest.

●

No participant, nor any associate of a participant, has any arrangement or understanding with any person (a) with respect to any future employment by the Company or its affiliates or (b) with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

●	No Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting.

●	None of the Participants or their associates has during the past ten (10) years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).